                           Registration No. 333-01363

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      Post-Effective Amendment No. 3 / X /
                                                     ----

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                             Amendment No. 14 / X /
                                              ----
                       (Check appropriate box or boxes.)

                            PANORAMA SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                   Massachusetts Mutual Life Insurance Company
                   -------------------------------------------
                               (Name of Depositor)
               1295 State Street, Springfield, Massachusetts 01111
               ---------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

                                 1-800-234-5606
                Depositor's Telephone Number, including Area Code

                           Thomas F. English, Esquire
                           --------------------------
                   Massachusetts Mutual Life Insurance Company
                                1295 State Street
                        Springfield, Massachusetts 01111
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:
/   /          on                      pursuant to paragraph (a) of Rule 485.
----
/   /          60 days after filing pursuant to paragraph (a) of Rule 485.
----
/   /          immediately after filing pursuant to paragraph (b) of Rule 485.
----

/ X /          on May 1, 1998 pursuant to paragraph (b) of Rule 485.
----

                        STATEMENT PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of its variable annuity contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1997 was filed on or about March 20, 1998.

                           CROSS REFERENCE TO ITEMS
                             REQUIRED BY FORM N-4

N-4 Item                                          Caption in Prospectus
--------                                          ---------------------

1 .............................................   Cover Page

2 .............................................   Definitions

3 .............................................   Fee Table

4 .............................................   Condensed Financial
                                                  Information; Performance
                                                  Measures

5 .............................................   MassMutual and the Separate
                                                  Account

6 .............................................   Contract Charges;
                                                  Distribution

7 .............................................   Miscellaneous Provisions;
                                                  An Explanation of the
                                                  Contracts; Reservation of
                                                  Rights; Contract Owner's
                                                  Voting Rights

8 .............................................   The Annuity (Pay-Out)
                                                  Period

9 .............................................   The Death Benefit

10 ............................................   The Accumulation (Pay-In)
                                                  Period; Distribution

11 ............................................   Right to Return Contract;
                                                  Redemption Privilege

12 ............................................   Federal Tax Status

13 ............................................   None

14 ............................................   Additional Information

                                                 Caption in Statement of
                                                 Additional Information
                                                 ----------------------

15 ...........................................   Cover Page

16 ...........................................   Table of Contents

17 ...........................................   General Information

                                                 Underwriting Arrangements

19 ...........................................   Performance Measures

20 ...........................................   Contract Value Calculations

21 ...........................................   Reports of Independent
                                                 Accountants and Financial
                                                 Statements

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

                            PANORAMA SEPARATE ACCOUNT
                        Individual Deferred and Immediate
                      Variable Annuity Contracts Issued by
                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                  1295 State Street, Springfield, Massachusetts
                                 1-800-234-5606

                                  ------------

                                   May 1, 1998

Qualified and Non-Qualified Annuity Plans

Individual deferred and immediate variable annuity contracts with single or periodic purchase payments (the "Contracts") described in this prospectus provide for accumulation of contract values and annuity payments on a fixed or variable basis. The Contracts are designed for use by individuals on a tax-qualified or non-tax qualified basis.

This Prospectus sets forth concise information about the Panorama Separate Account (the "Account") that a prospective investor should know before investing. Four Portfolios, each with a distinct investment objective, are available. The Money Market and Income sub-accounts invest in the Money and Bond Funds of Oppenheimer Variable Account Funds ("OVAF"), respectively. The Total Return and Growth sub-accounts invest in the Total Return and Growth Portfolios of Panorama Series Fund, Inc. ("Panorama Fund"), respectively. A Statement of Additional Information concerning the Account has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon written or oral (1-800-343- 5629) request from the Annuity Service Center.


The Securities and Exchange Commission (SEC) maintains a Web site
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that is filed with the SEC electronically.

                                   ---------

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE OPPENHEIMER VARIABLE ACCOUNT FUNDS AND THE PANORAMA SERIES FUND, INC. WHICH CONTAIN FULL DESCRIPTIONS OF THE RESPECTIVE FUND. THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                   ---------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ---------

THE CONTRACTS DESCRIBED IN THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


Table Of Contents
Definitions.....................................................................................................    4
Summary.........................................................................................................    5
Panorama Fee Table
        Immediate Contracts.....................................................................................    7
Panorama Fee Table
        Deferred Contracts......................................................................................    8
Panorama Separate Account Of Massachusetts Mutual Life Insurance Company
Condensed Financial Information.................................................................................    9
The Contracts And The Panorama Separate Account.................................................................   10
        What are the Panorama contracts?........................................................................   10
        Who can buy these contracts?............................................................................   11
        Are there special considerations if I purchase a contract in
         connection with an IRA?................................................................................   11
        What is the Panorama Separate Account and how does it operate?..........................................   11
        May I transfer assets among sub-accounts?...............................................................   12
        May I make transfers between sub-accounts on a regularly
         scheduled basis?.......................................................................................   12
Charges Under The Contracts.....................................................................................   13
        How are charges determined under these contracts?.......................................................   13
        How much are the deductions for sales charges under
         deferred contracts?....................................................................................   13
        What are the deductions for sales charges under immediate contracts?....................................   13
        What do the sales charges cover?........................................................................   14
        What are the Annual Maintenance Charge and the Transaction Charge
         and what do they cover?................................................................................   14
        Are all contracts subject to these charges?.............................................................   14
        Are the sales charges ever waived?......................................................................   14
        What is the mortality and expense risk charge?..........................................................   14
        How much are the deductions for premium taxes on these contracts?.......................................   14
Operation Of The Contracts......................................................................................   15
        How is my Purchase Payment credited?....................................................................   15
        May I make changes in the amounts of my Purchase Payments?..............................................   15
        What happens if I fail to make Purchase Payments?.......................................................   15
        May I assign or transfer my contract?...................................................................   15
        How do I know what my deferred contract is worth?.......................................................   15
        How is the Accumulation Unit value determined?..........................................................   16
        How are the underlying Portfolio shares valued?.........................................................   16
Payment Of Benefits.............................................................................................   16
        What would my beneficiary receive as death proceeds?....................................................   16
        What contract options are available if the Annuitant ceases to be eligible under a retirement plan?.....   16
        How can a deferred contract be redeemed or surrendered?.................................................   16
        May I make withdrawals on a regularly scheduled basis?..................................................   16
        May I surrender my contract once life Annuity Payments have started?....................................   17
        Are there special restrictions if I participate in the Texas Optional Retirement Program?...............   17
        Are there restrictions under Section 403(b) plans?......................................................   17
        Can payment of the redemption or Surrender Value ever be postponed?.....................................   17
        What Annuity options are available under deferred contracts?............................................   17
        What is the minimum amount that I may use for an Annuity option?........................................   17
        What are the available Annuity options under deferred contracts?........................................   18
        Are there any other options available at retirement under deferred contracts?...........................   18
        What are the available optional retirement forms under an immediate contract?...........................   18
        How are Annuity Payments determined?....................................................................   19
Massachusetts Mutual Life Insurance Company, MML Investors Services, Inc.
MML Distributors, LLC, And The Funds............................................................................   19
        Tell me about Massachusetts Mutual Life Insurance Company...............................................   19
        Tell me about MML Investor Services, Inc................................................................   19
        Tell me about MML Distributors, LLC.....................................................................   19
        Tell me about the Funds.................................................................................   20


Performance Data................................................................................................   20
        How are yields and total returns calculated for the sub-accounts?.......................................   20
        Standardized average annual total return................................................................   20
        Additional Performance Measures.........................................................................   20
        Accumulation Unit Values - Annualized Returns...........................................................   20
Miscellaneous...................................................................................................   21
        What are my voting rights?..............................................................................   21
        Tell me about the Administrator.........................................................................   21
Federal Tax Status..............................................................................................   21
        Introduction............................................................................................   21
        Tax Status Of MassMutual................................................................................   21
Taxation Of Contracts In General................................................................................   22
        Penalty Taxes...........................................................................................   22
        Annuity Distribution Rules of Section 72(S).............................................................   22
        Spousal Continuance.....................................................................................   22
        Tax Withholding.........................................................................................   22
        Tax Reporting...........................................................................................   23
        Taxation of Qualified Plans, TSAs, IRAs and Roth IRAs...................................................   23
        Taxation of Section 457 Plans...........................................................................   24
        Are there any material legal proceedings affecting the Account?.........................................   24
IRA Disclosure Statement - Appendix A...........................................................................   25
Additional Information..........................................................................................   28

Definitions

As used in this Prospectus the following terms have the indicated meanings:

Account:  Panorama Separate Account.

Accumulated Value:  The value of all Accumulation Units credited to a contract.

Accumulation Unit: An accounting method used to measure the value of a contract before Annuity Payments begin.

Age: The age of any Contract Owner or Annuitant on his/her birthday nearest the date for which age is being determined. For purposes of contract issuance, age shall be considered that which was achieved on the Contract Owner's or Annuitant's last birthday ("Attained Age").

Annuitant:  The person on whose life the Annuity contract is issued.

Annuity: A contract promising a series of payments for life; for life with either a minimum number of payments or a determinable unit refund benefit; for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor (life Annuity Payments) or for a period not measured by a life or lives (non-life Annuity Payments).

Annuity Payments:  The periodic payments made to an Annuitant or other person.

Annuity Service Center: The office at which the administration of the Contract occurs. Prior to July 1, 1998, the Service Center for the Contract will be located at P.O. Box 13217, Kansas City, MO 64199 (800) 343-5629. Effective July 1, 1998, the Service Center will be relocated. After July 1, 1998, please direct all requests and/or inquiries to: Annuity Service Center, H563, P.O. Box 9067, Springfield, MA 01102-9067 (800) 343-5629.

Annuity Unit: An accounting method used to calculate the amount of variable life Annuity Payments.

Contract Maturity Date: The date on which Annuity Payments are scheduled to commence.

Contract Owner:  See Owner.

Deferred Annuity: An Annuity in which Annuity Payments commence at some time in the future.

Fixed Annuity: An Annuity providing for payments which remain fixed throughout the payment period.

Funds: Panorama Separate Account invests in shares of various investment Portfolios/Funds of two investment companies the Panorama Series Fund, Inc. ("Panorama Fund") the Oppenheimer Variable Account Funds ("OVAF"). Panorama Fund and OVAF are diversified, open-end management investment companies. The following four (4) Portfolios are available under the Contract: the Oppenheimer Money Fund ("Money Portfolio") and the Oppenheimer Bond Fund ("Bond Portfolio") of OVAF, and the Total Return Portfolio and the Growth Portfolio of the Panorama Fund.

Immediate Annuity:  An Annuity in which Annuity Payments commence immediately.

Owner: The owner specified in the contract. The owner may be the Annuitant, an employer, a trust or any other entity.

Plan: A retirement plan under which benefits are to be provided pursuant to an Annuity.

Portfolio:  One of the classes of common stock of each Fund.

Purchase Payments:  Amount paid to MassMutual by or on behalf of an Annuitant.

Surrender Value: The cash value payable to the Contract Owner upon termination of the contract.

Systematic Withdrawals: The withdrawal of fixed dollar amounts from the contract at regular intervals.

Valuation Date: A day on which the common stock of the Portfolios of the Funds are valued.

Valuation Period: The period, consisting of one or more days, beginning with a day following a Valuation Date and ending on the next succeeding Valuation Date. Generally, any day on which the New York Stock Exchange ("NYSE") and Massachusetts Mutual Life Insurance Company are open for business, except any day on which trading on the NYSE is restricted due to the existence of an emergency as determined by the SEC or other regulatory authority.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Annuity: An Annuity in which the sum available for payments or the payments vary in amount in accordance with the investment experience of a separate account.

Summary

Contracts Offered

Individual deferred and immediate variable annuity contracts with single or periodic purchase payments (the "Contracts") described in this prospectus provide for accumulation of contract values and annuity payments on a fixed or variable basis. The Contracts are designed for use by individuals on a tax-qualified or non-tax qualified basis. The maximum issue age for deferred and immediate contracts is Attained Age 75. The minimum initial purchase payment on a deferred contract is $500. For an immediate contract the minimum purchase payment is $10,000. From time to time the required minimum purchase payment may be reduced. However, this minimum initial purchase payment may be waived in the case of certain group-billed arrangements or Automatic Investment Plans, in which case the minimum contribution will be $40 per month per participant. All contracts allow participation in all of the sub-accounts of the Account.

Each sub-account of the Separate Account is invested in a corresponding Portfolio. Four Portfolios are available and each has a different investment policy. OppenheimerFunds, Inc., ("Oppenheimer") is the investment adviser to each of the four Portfolios. Oppenheimer is an indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). Oppenheimer continuously reviews and, from time to time, changes the portfolio holdings of each of the Portfolios in pursuit of the objective of each Portfolio.

The investment objective of each available Portfolio is as follows:

Oppenheimer Money Fund - seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. There can be no assurance that the Money Fund will maintain a stable net asset value per share of $1, and the Money Fund is not insured or guaranteed by the U.S. Government.

Oppenheimer Bond Fund - seeks a high level of current income by investing primarily in debt securities. As a secondary investment objective, the Bond Fund seeks capital growth when consistent with its primary objective.

Panorama Total Return Portfolio - to maximize the total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, securities issued by the U.S. Government and its instrumentalities, and money market instruments according to changing market conditions.

Panorama Growth Portfolio - to achieve long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings.

For a more complete description of the investment objectives, underlying securities and risk considerations of the Portfolios, please see the accompanying prospectuses of the Panorama Fund and OVAF.

Sales Charges

No deductions are made from Purchase Payments under deferred contracts, except for premium taxes where applicable. Rather, a deduction for sales charges, if applicable, under deferred contracts is taken from the proceeds of redemptions or amounts applied to provide variable Annuity Payments.

During the first ten (10) 12-month periods ("contract years") that a deferred contract is in existence, the deduction applies against the total amount redeemed in excess of 10% of the Accumulated Value of the contract as of the close of business on December 31st of the prior calendar year. Sales charges decrease over this ten-year period. If a redemption is made before the beginning of the sixth contract year, a sales charge of 5% is assessed on the redemption proceeds that are in excess of the 10% allowable amount. A 4% sales charge is assessed in the sixth through the tenth contract year. No sales charges are assessed after the tenth contract year. There are two circumstances where the commencement of variable Annuity Payments gives rise to a sales charge. First, amounts paid under the non-life variable Annuity option (Option E) are treated as partial redemptions for purposes of deducting sales charges, as set forth above. Second, if payments under a variable life Annuity option commence during the first three (3) years after the contract is issued, a reduced sales charge applies. The maximum sales charge, which would occur if the amount was paid in the first year, is 3% of the amount applied to provide a variable payout. The charges decrease to 2% in the second year, 1% in the third year, and are no longer assessed after the end of the third year.

A deduction for sales charges under single payment immediate Annuity contracts is taken from the Purchase Payment. A policy fee of $70 is also deducted from the Purchase Payment, as are any applicable premium taxes. The deduction for sales charges as a percentage of the amount remaining after deduction of the Policy Fee and any premium taxes is 3% of the first $10,000, 2% of the next $90,000, and 1% of amounts over $100,000.

To the extent sales expenses are not covered by these charges, they will be recovered from MassMutual's surplus, which may include proceeds derived from other charges described here.

Other Charges

There are other charges and deductions from the current value of the assets in the Account. These charges include deductions for the mortality and expense risk, the charge for the Annual Maintenance Fee on a deferred contract, and the possible imposition of a Transaction Charge which is currently being waived under certain specified conditions. (See "CHARGES UNDER THE CONTRACTS," for a detailed discussion of the charges and deductions).

Redemption

Prior to the commencement of life Annuity Payments, a deferred contract may be surrendered or redeemed in whole or in part by a written request from the Owner to MassMutual. (See "PAYMENT OF BENEFITS - How can a deferred contract be redeemed or surrendered").

Penalty Tax on Premature Distributions

An Owner who withdraws the proceeds from the Account may be subject to a 10% penalty tax. (See "FEDERAL TAX STATUS").

Ten-Day Free Look Opportunity

Subject to applicable state laws the contract may be surrendered by the Owner within ten (10) days (unless a different period is specified under applicable law) after purchase without incurring a sales charge.



                              PANORAMA FEE TABLE

                              Immediate Contracts


Owner Transaction Expenses
Sales Load Imposed on Purchase............     3%

Transfer Fee..............................     0

One-Time Policy Fee.......................
  (deducted from Purchase Payment)           $70 per policy

Separate Account Annual Expenses
  (as a % of average Account value)
Mortality and Expense Risk Fees...........   0.73%
                                             -----

Total Separate Account Annual Expenses       0.73%



                                                                          Total
                                             Money           Bond         Return         Growth
                                              Fund           Fund        Portfolio       Portfolio
Portfolio Annual Expenses
  (as a % of average net assets)
Management Fee.............................  0.44%           0.73%        0.54%           0.53%
Other Expenses.............................  0.04%           0.05%        0.01%           0.01%
                                             ----            ----         ----            ----
Total Portfolio Annual Expenses............  0.48%           0.78%        0.55%           0.54%
                                             ====            ====         ====            ====


The Portfolio expenses are actual expenses for each Portfolio for the fiscal year ended December 31, 1997.

The purpose of this table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The table reflects charges and expenses of the Account as well as the Portfolio for the year ended December 31, 1997; future expenses may be higher or lower. For more information on the charges described in this table, see "CHARGES UNDER THE CONTRACTS", and the prospectus for the Funds which accompanies this Prospectus. Premium taxes will be deducted from some contracts, in accordance with applicable state law.

                              PANORAMA FEE TABLE
                              Deferred Contracts


Owner Transaction Expenses
Sales Load Imposed on Purchases...............
                                                     5% for contract years 1-5,
Maximum Contingent Deferred Sales Load               4% years 6-10, and
(as a % of Policy Value Withdrawn)                   0% thereafter
Surrender Fees................................          0

Transaction Charge............................        $10

Annual Maintenance Charge.....................       $40 per policy

Separate Account Annual Expenses
 (as a % of average Account value)
Mortality and Expense Risk Fees...............          0.73%
                                                        ----

Total Separate Account Annual Expenses........          0.73%


                                                                                          Total
                                                        Money         Bond                Return          Growth
                                                        Fund          Fund               Portfolio       Portfolio
Portfolio Annual Expenses
 (as a % of average net assets)
Management Fee...................................       0.44%          0.73%              0.54%           0.53%
Other Expenses...................................       0.04%          0.05%              0.01%           0.01%
                                                        ----           ----               ----            ----
Total Portfolio Annual Expenses..................       0.48%          0.78%              0.55%           0.54%


The Portfolio expenses are actual expenses for each Portfolio for the fiscal year ended December 31, 1997.

The purpose of this table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The table reflects charges and expenses of the Account as well as the Portfolio for the year ended December 31, 1997, future expenses may be higher or lower. For more information on the charges described in this table, see "CHARGES UNDER THE CONTRACTS" and the prospectus for the Funds which accompanies this Prospectus. Premium taxes will be deducted from some contracts, in accordance with applicable state law.

Examples

An Owner of the contract would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets,

1. If you surrender your contract at the end of the applicable time period:

                                                                              1 Year        3 Years        5 Years        10 Years
                                                                              ------        -------        -------        --------
Growth Sub-Account.........................................................    $66           $ 94           $130            $219
Money Market Sub-Account...................................................    $65           $ 93           $127            $212
Income Sub-Account.........................................................    $68           $102           $142            $244
Total Return Sub-Account...................................................    $66           $ 95           $131            $220

2. If you annuitize your contract at the end of the applicable time period:


                                                                              1 Year        3 Years        5 Years        10 Years
                                                                              ------        -------        -------        --------
Growth Sub-Account.........................................................    $45            $55            $76            $167
Money Market Sub-Account...................................................    $45            $53            $73            $160
Income Sub-Account.........................................................    $48            $63            $89            $194
Total Return Sub-Account...................................................    $45            $56            $77            $168

3. If you do not surrender or annuitize your contract:

                                                                              1 Year        3 Years        5 Years        10 Years
                                                                              ------        -------        -------        --------
Growth Sub-Account.........................................................    $14           $44            $76            $167
Money Market Sub-Account...................................................    $14           $42            $73            $160
Income Sub-Account.........................................................    $17           $52            $89            $194
Total Return Sub-Account...................................................    $14           $44            $77            $168


THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES PAID MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                          PANORAMA SEPARATE ACCOUNT OF
                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                         CONDENSED FINANCIAL INFORMATION

                            ACCUMULATION UNIT VALUES

                   Dec. 31,    Dec. 31,    Dec. 31,     Dec.31,    Dec. 31,
Sub-Account          1988        1989        1990        1991        1992
                     ----        ----        ----        ----        ----
Income
 Qualified       $  2.200132 $  2.487982 $  2.615843 $  3.072358 $  3.267301
 Non-Qualified      2.063561    2.333544    2.453465    2.881652    3.064477
Growth
 Qualified          2.852420    3.845654    3.516048    4.800445    5.354570
 Non-Qualified      2.559376    3.450568    3.154832    4.307275    4.804471
Money-Market
 Qualified          1.663746    1.800207    1.929917    2.025824    2.078427
 Non-Qualified      1.663746    1.800207    1.929917    2.025824    2.078427
Total Return
 Qualified          2.178012    2.659125    2.652928    3.391910    3.710830
 Non-Qualified      2.077204    2.536068    2.530171    3.234955    3.539112


                    Dec. 31,     Dec. 31,   Dec. 31,    Dec 31,      Dec 31,
Sub-Account           1993         1994       1995        1996         1997
                      ----         ----       ----        ----         ----
Income
 Qualified        $  3.636070 $  3.465955 $  4.078803 $  4.166877  $  4.519364
 Non-Qualified       3.410353    3.250807    3.825614    3.908213         --
Growth
 Qualified           6.441387    6.374619    8.706503   10.292858    12.912257
 Non-Qualified       5.779640    5.719724    7.812045    9.235434         --
Money-Market
 Qualified           2.118784    2.183169    2.287780    2.386915     2.495743
 Non-Qualified       2.118784    2.183169    2.287780    2.386915         --
Total Return
 Qualified           4.275618    4.183148    5.171950    5.641525     6.653722
 Non-Qualified       4.077758    3.989561    4.932613    5.380456         --


On November 28, 1997, the Company eliminated the distinction between the Panorama qualified and nonqualified sub-accounts. From that date forward, all Contracts in the accumulation phase have one unit value whose historical basis is the qualified value. On November 28, 1997, units were reduced to maintain a constant dollar value for nonqualified Contracts in the accumulation phase while reflecting the higher unit value. The difference had been caused by a difference in tax treatment that was eliminated in 1984.

As of December 31, 1997, a distinction remained for qualified and non-qualified unit values for Contracts in the Annuity Payment phase.

                         ACCUMULATION UNITS OUTSTANDING

                     Dec. 31,    Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,
                      1988        1989        1990        1991       1992
                      ----        ----        ----        ----       ----
Income
  Qualified         8,653,238  10,203,747  11,292,500  12,036,628  14,143,333
  Non-Qualified     2,802,336   3,400,958   3,549,129   4,861,572   6,574,546
Growth
  Qualified         8,982,917   9,141,764   9,509,994  10,641,800  12,433,926
  Non-Qualified     2,302,616   2,206,724   2,625,671   3,012,101   4,143,844
Money Market
  Qualified        23,605,954  28,045,051  33,570,489  29,261,142  22,097,803
  Non-Qualified     6,857,008   8,100,278   9,916,368   8,410,761   6,486,440
Total Return
  Qualified        66,722,916  66,070,313  68,016,583  70,304,994  79,608,133
  Non-Qualified    18,528,604  17,350,244  18,906,950  20,117,223  26,163,888

                    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,
                      1993        1994        1995        1996         1997
                      ----        ----        ----        ----         ----
Income
  Qualified        15,073,893  13,871,625  12,557,687  10,741,696   14,108,226
  Non-Qualified     7,908,608   7,418,128   6,881,942   6,038,091       21,099
Growth
  Qualified        14,737,084  17,220,047  19,024,051  20,751,788   32,579,232
  Non-Qualified     5,804,690   8,112,342  10,364,426  11,812,124       31,437
Money Market
  Qualified        17,590,977  16,994,675  16,334,145  14,263,683   17,065,734
  Non-Qualified     5,512,931   6,528,538   6,227,229   6,442,517            0
Total Return
  Qualified        89,157,511  95,758,769  96,555,427  92,523,786  121,488,969
  Non-Qualified    34,510,874  41,329,166  41,857,538  40,974,027      207,509

Prior to June 1, 1996, the Condensed Financial Information reflected the Money Market and Income sub-accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On June 1, 1996, shares of OVAF Money and Bond Funds were substituted for shares of Panorama Fund's Money Market and Income Portfolios, respectively. Therefore, effective June 1, 1996, the Condensed Financial Information reflects the Money Market and Income sub-accounts investment in the Money and Bond Funds of OVAF, respectively.

Financial Statements

For financial statements and other information concerning the financial condition of Panorama Separate Account and MassMutual, see the Statement of Additional Information.

The Contracts And The
Panorama Separate Account

What are the Panorama contracts?

The variable Annuity contracts offered through the Panorama Separate Account (the "Account") are designed for use by individuals on a tax-qualified or non-tax qualified basis. There are no deductions from Purchase Payments under a deferred contract so the entire Purchase Payment is invested in the sub-account selected. In a single premium immediate contract, the Purchase Payment net of the sales charge is used to provide an immediate Annuity. Four Portfolios, each with a distinct investment objective, are available. The Money Market sub-account invests in the OVAF Money Fund, the Income sub-account invests in the OVAF Bond Fund. The Total Return sub-account and the Growth sub-account invest in the Total Return and Growth Portfolios of the Panorama Fund, respectively. You pick the Portfolios you wish. You may use any or all of them. You determine the percentage of your Purchase Payments that are put into each Portfolio. You may transfer assets among the Portfolios. The result is an investment program selected to meet your specific and, perhaps, changing investment needs.


Shares of the Funds are also offered to certain separate accounts funding variable life insurance policies offered by MassMutual and its wholly-owned subsidiaries, MML Bay State Life Insurance Company and C.M. Life Insurance Company, or by unaffiliated insurance companies. Although we do not anticipate any inherent difficulties arising from the Fund offering its shares to issuers of both variable annuities and variable life insurance policies, it is possible that due to differences in tax treatment or other considerations, the interest of owners of various contracts participating in the Funds might at some time be in conflict. The Board of Directors of the Funds, the Funds' Investment Advisers and the insurance companies whose separate accounts are investing in the Funds are required to monitor events to identify any material conflicts that arise.

During the payout or Annuity phase of the contract, Annuity Payments will vary in accordance with the investment performance of the Portfolios selected. The contract allows the Owner to change Portfolios after Annuity Payments have commenced. This means the Owner is not required to pick a set of investment objectives in advance for the life of the contract.

There are some limitations on the frequency with which selections may be made and there are administrative charges for transferring assets from one Portfolio to another. These limitations are described below and in the Statement of Additional Information. (See "CHARGES UNDER THE CONTRACTS".)

Annuity Payments under a deferred contract normally commence on a Contract Maturity Date which you elect on your application. The earliest Contract Maturity Date you may choose is presented in the table below.

Regardless of the Contract Maturity Date elected on your application, you may choose to receive Annuity Payments at any time prior to the elected Contract Maturity Date, or you may delay the commencement up to ten (10) years after that date. Such a change must be made in writing prior to the Contract Maturity Date elected on your application. The maximum Contract Maturity Date which may be elected is Attained Age 80.

                    Annuitant's Age                 Earliest Contract
 Plan Type             at Issue                       Maturity Date
 ---------          ---------------                   -------------

Non-Qualified       Under age 60                     Age 65
                   Age 60 or older        5 years after the contract issue date
  Qualified        Under age 54 1/2                  Age 59 1/2
                  Age 54 1/2 or older     5 years after the contract issue date

Who can buy these contracts?


The Contracts are designed: (1) for use in connection with tax-qualified plans, including plans qualified under Sections 401(a) or 403(a) of the Code; plans established by persons entitled to the benefits of the Self-Employed Individuals Tax Retirement Act of 1962, as amended, known as "Keogh" or "H.R. 10 Plans" ("Qualified Plans"); annuity purchase plans ("TSAs") adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities ("IRAs") under Section 408 of the Code, including Roth IRAs; and governmental plans as defined in Section 414(d) of the Code, including employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans of those and other tax-exempt entities as defined in
Section 457 of the Code; (2) for use in conjunction with retirement plans which are not qualified under these sections; or (3) as a tax deferred investment. Joint ownership of a contract is not permitted. The maximum issue age for immediate and deferred contracts is age 75. The Purchase Payment for the immediate contract may not exceed $1,000,000 without the prior approval of MassMutual.

Are there special considerations if I purchase a contract in connection with an IRA?

The contract can be used to establish a contributory IRA, or a contribution may represent a transfer or rollover from an existing IRA. Annual contributions can also be made in conjunction with an IRA established to accept rollovers from other types of tax-qualified plans, but all amounts will be commingled. As a result, such an IRA would not be considered a conduit IRA, and no future transfer or rollover could be made to any tax-qualified plan other than another IRA.


If you wish to set up a spousal IRA, subject to the $500 minimum, you will need to purchase a separate Panorama contract for the spousal IRA. After the Tax Reform Act of 1986, the tax-deductibility of IRA contributions depends on certain factors, such as participation in other tax-qualified plans. You should consult a competent tax adviser for rules regarding deductibility. (See also the "IRA DISCLOSURE STATEMENT" of the Appendix to this Prospectus for more information.)

What is the Panorama Separate Account and how does it operate?

Panorama Separate Account was established on June 23, 1981, in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company ("CML"). On February 29, 1996, CML merged with and into MassMutual and MassMutual assumed ownership of the Account. The Account is the separate account to which MassMutual allocates Purchase Payments (net of charges). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act").

Under Massachusetts law, the assets of the Account are held for the benefit of the Owners of, and the persons entitled to payments under, the contracts. The assets in the Account are not chargeable with liabilities arising out of other businesses conducted by MassMutual. In addition, the assets of the Account will not be affected by the income, gains or losses from assets in the general account of MassMutual, nor by the investment performance of any of the other separate accounts created by MassMutual. However, all obligations arising under the contracts are general corporate obligations of MassMutual.


Purchase Payments are allocated to one or more sub-accounts of the Account. Each sub-account is invested exclusively in the assets of one of the Portfolios of the Panorama Fund or OVAF. MassMutual does not guarantee the investment results of the sub-accounts or of any Portfolio. There is no assurance that the value of a contract during the years prior to the commencement of Annuity Payments, or the aggregate amount of the variable Annuity Payments, will equal the total of Purchase Payments made under the contract. Since each Portfolio has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying prospectuses of the Panorama Fund and OVAF. This assumption of investment risk by the Owner of a contract is the chief difference between this type of Annuity (a variable Annuity) and a fixed Annuity, where MassMutual places Purchase Payments in its general account and guarantees the investment results.

Since the contract may not be surrendered once variable Annuity Payments commence under a life Annuity, investment must be carefully considered prior to the purchase of an immediate Annuity or the election of a variable Annuity payout under a deferred Annuity.

MassMutual reserves the right, subject to applicable law, to substitute the shares of any other registered investment company for the shares of any Portfolio held in a sub-account of the Account, to offer additional sub-accounts with differing investment objectives, to operate the Account as a different form of registered investment company or unregistered entity, or to transfer contracts to a different separate account. Current law may require notification to the contract holders of any such change or substitution, and approval of the Securities and Exchange Commission.

May I transfer assets among sub-accounts?

Yes, you may transfer the values credited to your contract in one or more sub-accounts to one or more other sub-accounts. The transfer must be requested using the Notification of Change Authorization form or by telephone after completing the Panorama Telephone Authorization form. These forms are available from your registered representative or from the Annuity Service Center, and must be signed by the Owner.

By completing the Panorama Telephone Authorization form the Owner and, if authorized by the Owner, the Annuitant, may request transfers of contract values among the available sub-accounts of the Account, and changes in the allocation of future Purchase Payments (but only in combination with a transfer). To effect these changes, call the Annuity Service Center, between the hours of 8:30 a.m. and 4:00 p.m., Eastern Time. Not all states permit telephone transfers.

The Annuity Service Center will use the social security number or tax identification number of the Owner or of the Annuitant as a personal identification code. All telephone requests must include the personal identification code and will be recorded on voice recorder equipment. The Annuity Service Center will honor telephone requests believed to be authentic, and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, but neither the Account nor the Annuity Service Center is responsible for determining the authenticity of such calls, nor will either be liable for any loss, cost, expense or liability for acting in accordance with such instructions believed to be genuine. MassMutual may, however, be liable for any losses due to unauthorized or fraudulent telephone transactions if it, in fact, does not employ such reasonable procedures to confirm the genuineness of telephone instructions given.

Telephone requests must be received at the Annuity Service Center no later than 4:00 p.m., Eastern Time, to assure same-day pricing. Telephone requests received at the Annuity Service Center after that time will be processed on the next Valuation Date. Telephone requests will not be accepted at MassMutual at any time. The ability to transfer among sub-accounts by telephone may be discontinued at any time.

Transfer requests prior to the Contract Maturity Date are generally subject to a $10 charge for each sub-account from which funds are withdrawn. A certain number of transfers may not be subject to this charge. (See "Are all contracts subject to these charges?") Only one transfer request per calendar year may be made after the life Annuity commencement date. There is no limit on the number of transfers which may be made during the accumulation period or during a period in which non-life Annuity Payments are being made.

Transfers between sub-accounts during the accumulation period are based on the Accumulated Values on the Valuation Date coincident with or next following the date the transfer instructions are received at the Annuity Service Center.

May I make transfers between sub-accounts on a regularly scheduled basis?

Yes. The Contract Owner may direct the transfer of fixed dollar amounts at regular intervals from any one sub-account to one or more other sub-account(s). Transfers must be at least $100 per transferee sub-account. This election is called Dollar Cost Averaging ("DCA").

Upon written request, a Contract Owner may elect DCA to begin at any time prior to the Contract Maturity Date. There is currently no charge for DCA. However, MassMutual reserves the right to charge for DCA in the future. A Contract Owner may not simultaneously participate in both DCA and Systematic Withdrawals or Option E Specified Payments for a Variable Period. (See "May I make withdrawals on a regularly scheduled basis?")

DCA will begin when a properly completed written request from the Contract Owner is received by MassMutual at least five (5) business days prior to the transfer start date selected by the Contract Owner. If the DCA start date is less than five (5) days after the date the written request is received by MassMutual, MassMutual may defer the DCA start date for one month. If no start date has been selected, MassMutual will automatically start DCA within five (5) business days after the written request is received.

DCA changes may only be made by written request terminating the existing DCA, along with a written request providing new DCA elections. DCA will terminate when any of the following occurs:

(1)  the number of designated transfers has been completed;

(2)  the value of the sub-account is insufficient to complete the next transfer;

(3) written request from the Contract Owner is received at least five (5) business days prior to the next transfer date;

(4)  on the Contract Maturity Date; or

(5)  the contract is terminated.

Except as otherwise provided, DCA is subject to the transfer provisions of the contract. (See "May I transfer assets among sub-accounts?")

Charges Under The Contracts

How are charges determined under these contracts?

The charges under the Contract offered by this Prospectus are assessed in various ways. Listed below are the charges and the source of payment for each charge.

 Charges                                     Sources
 -------                                     -------
 Sales charges on deferred contracts         Payout proceeds
  (These charges diminish over time.)
 Sales charge on immediate contracts         Purchase Payment
 Mortality and expense risk charges          Daily charge to each sub-account
 Annual Maintenance Charge on deferred       Deduction from the Accumulated
 contracts                                   Value of each contract
 Policy fee on immediate contracts           Purchase Payment
 Transaction charge on deferred contracts    Deducted from certain partial
 Premium taxes proceeds                      redemptions and certain transfers
                                             Purchase Payments or payout
                                             (Surrender or at Maturity Date)

In addition, the Portfolios in which the sub-accounts are invested are subject to charges for investment advisory services and other expenses. (See the accompanying Panorama Fund and OVAF prospectuses for a discussion of these fees.)

How much are the deductions for sales charges under deferred contracts?

During the first ten (10) contract years that a deferred contract is in existence, a sales charge will be applied to any redemption amount in excess of 10% of the closing contract value as of December 31st of the previous year. The deduction for sales charges, expressed as a percentage of the amount redeemed in excess of the 10% allowable amount (which will be zero for the remainder of the calendar year during which the first Purchase Payment is received), and after any Transaction Charge or Annual Maintenance Charge, is as follows:

        Contract Years                                       Deduction
        --------------                                       ---------
        1-5.........................................             5%
        6-10........................................             4%
        11 and over.................................             0%

In addition, there are two circumstances under which the commencement of Annuity Payments gives rise to a sales charge. First, amounts paid under the non-life Variable Annuity option (See "Option E" on page 18) are treated as partial redemptions for purposes of deducting sales charges, as set forth above. Second, if payments under a variable life Annuity option commence during the first three
(3) years after the contract is issued, a reduced sales charge applies. This deduction, expressed as a percentage of the amount applied to provide for payments, is as follows:

            Years                                            Deduction
            -----                                            ---------
             1.....................................             3%
             2.....................................             2%
             3.....................................             1%
             4 and over............................             0%

There is no sales charge on redemptions made after the Contract Maturity Date elected on your application. (See "What are the Panorama contracts")

No sales charge will be imposed on the redemption of "excess contributions" to a plan qualifying for special income tax treatment ("Qualified Plan"), TSAs or IRAs. "Excess contributions" (including excess aggregate contributions) will be defined as provided in the Internal Revenue Code and applicable regulations.

What are the deductions for sales charges under immediate contracts?

The deduction for sales charges under an immediate contract as a percentage of the Purchase Payment remaining (after the policy fee of $70) is 3% of the Purchase Payment up to $10,000, 2% of the next $90,000 of the Purchase Payment, and 1% of any Purchase Payment over $100,000. On the minimum $10,000 Purchase Payment, the sales charge of 3% plus the policy fee of $70 is 3.83% of the net amount invested.

What do the sales charges cover?

The sales charges are designed to cover the commissions payable to the registered representatives who sell the contracts, in addition to certain costs allocated to the promotion of sales of the contract.

What are the Annual Maintenance Charge and the Transaction Charge and what do they cover?

The Annual Maintenance Charge (currently $40) is designed to offset the administrative costs attributable to deferred contracts, including providing Owners with periodic reports and other communications, as well as maintaining contract holder records. It is deducted each contract year, or portion thereof, that a contract is outstanding.

The Transaction Charge (currently $10) is designed to offset the costs of processing requests for transfers of the Accumulated Value of a contract among sub-accounts during the accumulation period, and requests for partial redemptions.

The Annual Maintenance Charge and the Transaction Charge may be increased to amounts not in excess of $60 and $20, respectively. The Transaction Charge with respect to a partial redemption may not be increased without approval of the Securities and Exchange Commission. These charges are designed not to exceed the actual expenses incurred in administering the contracts.

Are all contracts subject to these charges?

All deferred contracts are subject to the Annual Maintenance Charge and the Transaction Charge prior to the commencement of Annuity Payments. These charges do not apply to immediate contracts or to deferred contracts after the date that Annuity Payments begin. The Transaction Charge is currently being waived for up to four (4) sub-account withdrawals made in conjunction with transfers, and one sub-account withdrawal made in conjunction with a partial redemption in any one calendar year. Annuity Payments made under the non-life Annuity option are not treated as partial redemptions for purposes of this charge.

Proceeds of individual variable annuity contracts, or accumulation annuity contracts issued by MassMutual, which were previously held by, or for the benefit of, the Contract Owner or Annuitant, may not be subject to sales charges.

Also, the net proceeds of a surrender of a contract may be reinvested without being subject to further sales charges within a limited period of time after surrender. Please see the Statement of Additional Information for a further discussion of the reinvestment privilege.

Are the sales charges ever waived?

Until April 30, 1999, no sales charge will be imposed upon redemption of a Contract where the proceeds of such redemption are applied to the purchase of a new MassMutual group annuity contract. This does not eliminate applicable charges under the particular group contract, and upon surrender of the group contract, charges may apply.

What is the mortality and expense risk charge?

MassMutual has set out certain life Annuity tables in each deferred contract, and promises to continue to make Annuity Payments, determined according to those tables and other provisions contained in the contract, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. The same promise is made to Annuitants in immediate contracts regarding the table upon which their payments are based. This assures you, as Annuitant, that neither your own longevity nor an improvement in life expectancy generally will have any adverse effect on the Annuity Payments received under the contract, and relieves you from the risk of outliving monies accumulated for retirement. It transfers that risk to MassMutual. This is termed the mortality risk. In addition, MassMutual assumes the risk that the maximum charges permitted under the contract may be insufficient to cover the actual costs incurred by MassMutual for providing administrative services to the Account and to the Contract Owners and Annuitants, or to cover actual costs incurred by MML Distributors or MML Investors Services, Inc. for distribution expenses.

For assuming all of these risks, MassMutual makes a daily charge equal to .002% (.73% on an annual basis) of the value of the assets in the Account attributable to the contracts. (Approximately .13% annually may be viewed as covering the mortality risk and .60% annually for the expense risk, which includes the risk of a shortfall in meeting distribution expenses.) If this charge is insufficient to cover the actual cost of the mortality and expense risk, the loss will fall on MassMutual. Conversely, if the charge proves more than sufficient, any excess would be retained by MassMutual.

Further information concerning charges under the contract is contained in the Statement of Additional Information.

How much are the deductions for premium taxes on these contracts?

Deductions for premium taxes payable on contracts issued to residents of certain states range from 0% to 3.5% of the purchase price of the contract. MassMutual may pay premium taxes in connection with Purchase Payments under the contract. Depending upon applicable state law, MassMutual will deduct the premium taxes paid with respect to a particular contract from the Purchase Payments, from the Accumulated Value on the Contract Maturity Date (thus reducing the Accumulated Value), or upon the full surrender of a contract.

Operation Of The Contracts

How is my Purchase Payment credited?

The balance of each Purchase Payment remaining after the deduction of any applicable premium taxes (and sales charges in the case of immediate contracts) is credited to your contract as of the Valuation Date on which the payment is received in good order, unless it is received after the earlier of 4:00 pm or the close of business on the New York Stock Exchange. In that case it will be credited to your contract on the next Valuation Date. Amounts are credited to the sub-accounts(s) elected by you. The election may be changed at any time in writing, and the change will be effective when received at the Annuity Service Center in good order. (See "May I transfer assets among sub-accounts", for circumstances under which telephone requests will be honored.)


In a deferred contract, the number of Accumulation Units to be credited is determined by dividing the net Purchase Payment being credited to each sub-account by the value of an Accumulation Unit in that sub-account on that date. (See "How is the Accumulation Unit value determined".)


In an immediate contract, the number of Annuity Units to be credited is determined by first multiplying the net Purchase Payment credited to each sub-account, as of the date of issue, by the Annuity purchase rate. This product is then divided by the value of an Annuity Unit in that sub-account on the date of issue to determine the number of Annuity Units in each sub-account on which payments will be based. (See the Statement of Additional Information for a more complete description of this procedure.)

No funds are invested until the effective date of your contract. Therefore, if your contract has not been issued on the date your Purchase Payment is received, your Purchase Payment will be credited in the manner described above, using the issue date as the Valuation Date. Ordinarily your contract will be issued within two (2) business days of the date your application is received. If your contract cannot be so issued, you will be notified of the reasons. If you at that time so authorize, your Purchase Payment will be held until the contract can be issued. If you do not provide such authorization, the Purchase Payment will be refunded after five (5) business days.

May I make changes in the amounts of my Purchase Payments?

Yes. Subject to the provisions of any plan to which your contract may be subject, the amount of Purchase Payments under a periodic Purchase Payment deferred contract may be increased in any year to an amount not in excess of twice the total Purchase Payments made in the first contract year, or decreased to an amount of not less than $10 on any date a Purchase Payment is made. Purchase Payments should be made payable to Massachusetts Mutual Life Insurance Company and sent to the Annuity Service Center at the address given in the Definitions section of this Prospectus. Purchase Payments in excess of the previously described limit may be made, however, with the consent of MassMutual. MassMutual's current administrative practice is not to accept cumulative Purchase Payments in excess of $1 million dollars without prior Home Office approval. Acceptance of such excess payment shall not be construed as a waiver by MassMutual of its right to restrict or deny such excess Purchase Payments in the future.

What happens if I fail to make Purchase Payments?

You may discontinue Purchase Payments under a periodic Purchase Payment contract, and unless surrendered or otherwise reduced to zero value by redemptions, the contract shall continue in force as a paid-up Annuity contract. The Annual Maintenance Fee will continue to be charged. Additional periodic (one or more) Purchase Payments may be made within a three-year period from receipt of the last Purchase Payment, or at the discretion of the principal underwriter, at any time thereafter; but in any event any such Purchase Payment must be received prior to the commencement of Annuity Payments.

May I assign or transfer my contract?

If your contract does not have an endorsement limiting transferability, it may be assigned or transferred according to its terms. Contracts issued under tax-qualified plans ordinarily are required to have an endorsement limiting transferability. A transfer of ownership may result in certain adverse tax consequences to the Contract Owner that are not discussed herein. The Contract Owner contemplating any such transfer or assignment of a contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

How do I know what my deferred contract is worth?

The Accumulated Value of a deferred contract at any time prior to the commencement of Annuity Payments can be determined by multiplying the total number of Accumulation Units credited to the contract in each sub-account by the then current Accumulation Unit values in each. Each Owner will be advised at least semi-annually of the number of Accumulation Units credited to his or her contract, the current Accumulation Unit Value and the total value of the contract. Accumulation Units are valued each day that shares of the Portfolios are valued. Contract Owners may at any time obtain the most recent Accumulation Value from the Annuity Service Center. Any applicable charges for surrendering a contract must be deducted from this Accumulated Value to determine the amount that would be received upon a surrender.

How is the Accumulation Unit value determined?

The value of an Accumulation Unit in each sub-account was set at $1.00 on the Valuation Date on which funds were first placed in the sub-account. The value of an Accumulation Unit on any subsequent Valuation Date is determined by multiplying the value of an Accumulation Unit on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The net investment factor is calculated in order to determine the daily fluctuations of the Accumulation Value due to the investment performance of the Fund, expenses and fees paid by the Fund, and any charges made against the Account. An explanation of how the net investment factor is determined, and an example of how it works, is included in the Statement of Additional Information.


How are the underlying Portfolio shares valued?


The shares of each Portfolio are valued at net asset value on each day the New York Stock Exchange is open for business. A description of the valuation method used in valuing shares of each Portfolio may be found in the accompanying prospectuses for Panorama Fund and OVAF.

Payment Of Benefits

What would my beneficiary receive as death proceeds?

In the event an Annuitant dies prior to the commencement of Annuity Payments, MassMutual will pay the named beneficiary the Accumulated Value of the contract determined as of the Valuation Date on which, or next following, both due proof of death and an election of a single sum cash payment are received at the Annuity Service Center. If a single sum payment is not elected, an Annuity option may be elected during the 90-day period following receipt of due proof of death. If no election has been made, a single sum cash payment will be made at the end of the 90-day period in an amount equal to the then Accumulated Value.

What contract options are available if the Annuitant ceases to be eligible under a retirement plan?

Subject to whatever restrictions may be placed on the exercise of the contract options by the retirement plan, all the Annuity contract options are available to the Owner of a deferred contract.

If for any reason the Annuitant ceases to be eligible to make further contributions or to participate in a retirement plan, the Contract Owner may make one or more of the following elections to the extent permitted under the retirement plan: (A) the Accumulated Value of the contract may be applied to provide a fixed or variable Annuity, provided that the amount applied satisfies the minimum requirements for an Annuity option; (B) the contract may be redeemed for cash, in whole or in part; or (C) the contract may be transferred to the Annuitant free from all provisions of the plan; or (D) the contract will continue to participate in the investment results of the Account.

Upon the Contract Maturity Date, the Annuitant will begin to receive Annuity Payments under the selected retirement option. At any time prior to the Contract Maturity Date, the Owner can exercise elections (A) or (B) described in the previous paragraph.

How can a deferred contract be redeemed or surrendered?

A deferred contract may be redeemed in part or surrendered by a written request for redemption from the Contract Owner. The Contract Owner will be entitled to the redemption or Surrender Value computed as of the next valuation of Accumulation Units following receipt of the request in good order at the Annuity Service Center. Payment will be made promptly. At the present time MassMutual remits premium taxes to the states quarterly or annually when due. Therefore, no refund of previously deducted premium taxes will be made in the event of either a partial redemption or a surrender. Surrender or partial redemption of a contract may result in adverse tax consequences. Some of these are described under "FEDERAL TAX STATUS".

May I make withdrawals on a regularly scheduled basis?

Upon written request, a Contract Owner may elect Systematic Withdrawals ($100 minimum per withdrawal) to begin at any time prior to the Contract Maturity Date. There is currently no service charge for Systematic Withdrawals. However, MassMutual reserves the right to charge for Systematic Withdrawals in the future. A Contract Owner may not simultaneously participate in both Systematic Withdrawals and Dollar Cost Averaging or Option E Specified Payments for a Variable Period. (See "May I make transfers between sub-accounts on a regularly scheduled basis?")

If a Systematic Withdrawals plan is elected, the Contract Owner may withdraw fixed dollar amounts at regular intervals from the Accumulated Value of the contract.

Systematic Withdrawals will begin when a properly completed written request from the Contract Owner is received by MassMutual at least five (5) business days prior to the Systematic Withdrawals start date selected by the Contract Owner. If the Systematic Withdrawals start date is less than five (5) days after the date the written request is received by MassMutual, MassMutual may defer the Systematic Withdrawals start date for one month. If no Systematic Withdrawals start date has been selected, MassMutual will automatically start Systematic Withdrawals within five (5) business days after the written request is received.

Systematic Withdrawals changes may only be made by written request from the Contract Owner to terminate the existing Systematic Withdrawals election, along with a written request identifying a new Systematic Withdrawals election. Systematic Withdrawals will terminate when any of the following occurs:

(1) the number of designated Systematic Withdrawals has been completed;

(2) the value of the sub-account is insufficient to complete the next withdrawal;

(3) a written request from the Contract Owner is received at least five (5) business days prior to the next withdrawal date;

(4)  the Contract Maturity Date arrives; or

(5)  the contract is terminated.

Except as otherwise provided, Systematic Withdrawals are subject to all of the provisions of the contract. Further, withdrawals may result in tax liabilities. See "FEDERAL TAX STATUS".

May I surrender my contract once life Annuity Payments have started?

No. Once life Annuity Payments have commenced a contract cannot be surrendered, and no further payments will be accepted under that contract.

However, you will be allowed to exchange Annuity Units among sub-accounts. One such exchange may be made in any calendar year. Under the Specified Payments for a Variable Period option (Option E), the contract may be surrendered in part or in full during the payment period, or its value may be applied under a life Annuity option subject to the applicable charges.

Are there special restrictions if I participate in the Texas Optional Retirement Program?

Yes. Participants in the Texas Optional Retirement Program may not receive the proceeds of a redemption in whole or in part or apply them to provide annuity options prior to retirement, except in the case of death or termination of employment in all institutions of higher education as defined under Texas law. Such proceeds may, however, be used to fund another eligible retirement vehicle.

Are there restrictions under Section 403(b) plans?

Similar restrictions apply to annuity contracts used in connection with Code
Section 403(b) retirement plans. Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of the Code,
Section 403(b) annuities generally may not permit distribution of (i) salary reduction contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributable to salary reduction contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon death of the employee, on or after attainment of age 59 1/2 separation from service, disability, or financial hardship, except that earnings attributable to salary reduction contributions may not be distributed in the case of hardship.

Can payment of the redemption or Surrender Value ever be postponed?

Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"); (b) the SEC permits postponement and so orders; or (c) the SEC determines that an emergency exists making valuation of the Portfolios or disposal of securities not reasonably practicable.


What Annuity options are available under deferred contracts?

Deferred contracts provide five (5) variable Annuity retirement options. The Owner may select, in accordance with any retirement plan that may be in effect, a retirement date and a retirement option. Subsequent changes in either may be made up to the date Annuity payments are to commence. Because of certain Code requirements, each plan will ordinarily specify a minimum and maximum retirement age, and may limit the number of monthly payments certain which may be elected, or the election of a joint and last survivor Annuity where the contingent beneficiary is other than a spouse. If the Owner does not elect otherwise, the life Annuity option with 120 monthly payments certain will be effective.

What is the minimum amount that I may use for an Annuity option?

The minimum amount which may be applied under such an option is $2,000 and the minimum Annuity Payment is $20.00. If at any time the Annuity Payments are or become less than $20.00, MassMutual has the right to change the frequency of payment to intervals that will result in payments of at least $20.00. If proceeds payable on the retirement date are less than $2,000, MassMutual may discharge its obligation by paying the proceeds in one lump sum.

What are the available Annuity options under deferred contracts?

Option A. Life Annuity. A variable Annuity payable monthly while the Annuitant is alive. Payments will cease with the last monthly payment due preceding the Annuitant's death.

Option B. Life Annuity With 60, 100, 120 or 240 Monthly Payments Guaranteed. A variable Annuity payable monthly while the Annuitant is alive. Payments will cease after the later of:

(1) the last monthly payment due preceding the Annuitant's death; or

(2)  the end of 60, 100, 120 or 240 payments, as elected by the Annuitant.

Option C. Unit Refund Life Annuity. A variable Annuity payable monthly while the Annuitant is alive. Payments will cease with the last monthly payment due preceding the Annuitant's death. Upon receipt of proof of the Annuitant's death, an additional payment may be made. The additional payment will be the then dollar value of the number of Annuity Units equal to the excess of (a) over (b).

(3) The total amount applied under the option divided by the value of an Annuity Unit Value at the date Annuity Payments begin.

(4) The product of the number of Annuity Units represented by each monthly Annuity Payment and the number of Annuity Payments made prior to death.

Option D. Joint Life Income for Annuitant and One Other Person with Two-Thirds Annuity Units to Survivor. (One Hundred and Twenty Months Certain). A joint variable Annuity payable monthly to the Annuitant and one other person designated at the exercise of this option. MassMutual will pay the income for 120 months certain and as long afterwards as the Annuitant and such other person are living. After the death of the Annuitant and after payment of any remaining payments certain, monthly payments will continue for life to the designated person. Such payments will be computed on the basis of two-thirds of the number of Annuity Units in effect during the joint lifetime.

Option E. Specified Payments for a Variable Period. MassMutual will make equal payments in the amount specified until the remaining balance is less than the amount of one payment. Payments may be made on an annual, semiannual, quarterly or monthly basis.

The remaining balance in the Separate Account at the end of any Valuation Period is equal to the product of (a) and (b).

(a) The balance at the end of the previous period decreased by the amount of any payments made during the period.

(b) The net investment factor for the period.

If the remaining balance at any time is less than the amount of one payment, the balance will be paid as the final payment under this option. You may surrender this contract for the remaining balance, or redeem a portion thereof, at any time. Amounts paid under this option during the first ten (10) years a contract is in existence prior to the Contract Maturity Date are subject to sales charges.

Upon the request of the Contract Owner, MassMutual will endorse the contract to eliminate any option thereunder, or in such other fashion as may be required to maintain qualification of a plan under the Code, provided that such change is not otherwise contrary to law. Election of Option E will result in adverse income tax consequences for Contract Owners who have not acquired this contract under a qualified plan or as an Individual Retirement Annuity. See "FEDERAL TAX STATUS".

Are there any other options available at retirement under deferred contracts?

Yes. In addition to those retirement options specified in the contract, any mode of payment or other joint option agreed to by MassMutual, and not in conflict with the contract, may be selected. MassMutual will generally allow the proceeds of a partial redemption or a surrender (less any applicable sales or other charges) to be applied under the retirement options set forth in any fixed Annuity contract offered by MassMutual at the time of selection, and for which the purchaser would have been eligible. In the event such a selection is made on the Contract Maturity Date, the Accumulated Value of the contract less the Annual Maintenance Fee will be applied in accordance with the terms of such other contract. Certain options are subject to a policy fee, but no other sales or administrative charges will be imposed under the fixed option.

What are the available optional retirement forms under an immediate contract?



The single premium immediate contracts are used to provide life Annuities, joint life Annuities and unit refund life Annuities.

The life Annuity may be in any of the forms outlined as Options A or B for deferred contracts. The computed value at 3.5% interest compounded annually of the current dollar amount of any remaining payments certain would constitute the equivalent lump sum payment to be made to the designated beneficiary if the remaining payments certain are not to be continued.

The joint life Annuity is as described under Option D for deferred contracts.

The unit refund life Annuity is as described under Option C for deferred contracts.

How are Annuity Payments determined

The Statement of Additional Information contains a detailed description of how the Annuity Payments under the contracts are determined.

In that calculation, an assumed investment return of 3.5% is used. This is not an expected rate of return for the Account. Rather it is an annual interest rate assumption used in constructing the Annuity table used to determine the first Annuity Payment. The interest rate assumption of 3.5% would produce level Annuity Payments if the net investment return remained level at 3.5% on an annual basis. The actual net investment return will, of course, vary. If higher than 3.5%, the payments will rise, and if lower than 3.5%, the payments will fall. If a higher interest rate assumption were used, the initial payment would be higher but subsequent payments would rise more slowly or fall faster as the actual investment return varies from that higher assumed rate. A lower assumption would create the opposite effect.

Massachusetts Mutual Life
Insurance Company, MML
Investors Services, Inc., MML
Distributors, LLC and The
Funds

Tell me about Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Life Insurance Company ("MassMutual") is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1997, the Company had estimated unconsolidated statutory assets in excess of $57 billion and estimated total assets under management in excess of $152 billion.

On February 29, 1996, Connecticut Mutual Life Insurance Company ("CML") merged with and into the Company. Upon the merger, CML's existence ceased and the Company became the surviving company under the name Massachusetts Mutual Life Insurance Company. All of the Contracts were issued by CML and, at the time of the merger, were assumed by the Company. The merger did not affect any provisions of, or rights or obligations under, the Contracts as originally issued by CML.

Tell me about MML Investors Services, Inc.

MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, is located at 1414 Main Street, Springfield, MA 01144-1013. MMLISI acts as co-underwriter and distributor of the Contracts. MMLISI is registered as a broker-dealer with the U.S. Securities and Exchange Commission (the "Commission") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Contracts will be sold by registered representatives of MMLISI who are also licensed to sell MassMutual insurance products under applicable state insurance laws.

Tell me about MML Distributors, LLC

MML Distributors serves as the principal underwriter and wholesale distributor of the contracts. It will enter into agreements with other broker-dealers whose registered representatives will sell the contracts. It is located at 1414

Main Street, Springfield, MA 01144. Sales charges assessed under contracts described in this Prospectus may be paid to MML Distributors.

MML Distributors does business under different variations of its name including:
"MassMutual Distributors, L.L.C." in Delaware, Idaho, Illinois, Michigan, North Dakota, Oklahoma, Oregon, and South Dakota, "MML Distributors Limited Liability Company", in Maine, New Mexico, Ohio and West Virginia, and "MML Distributors, LLC, L.C." in Florida. MML Distributors is registered with the Commission as a broker-dealer and is a member of the NASD.

MassMutual will accept, by agreement with a limited number of broker-dealers, electronic data transmissions of Application information, along with wire transmittals of initial Purchase Payments from the broker-dealers to the Annuity Service Center for purchase of the Contract. Please contact the Annuity Service Center to receive more information about electronic data transmission of Application information.

Tell me about the Funds

The Panorama Series Fund, Inc. ("Panorama Fund") is an open-end diversified investment company consisting of seven (7) separate series, two (2) of which are available for contracts offered by this Prospectus. Oppenheimer Variable Account Funds ("OVAF") is a diversified open-end investment company consisting of ten
(10) separate series, two (2) of which are available for contracts offered by this Prospectus. Oppenheimer is the investment adviser to the Funds. Oppenheimer is an indirect subsidiary of MassMutual and is registered with the Securities and Exchange Commission as an investment adviser. Oppenheimer (including a subsidiary) advises U.S. investment companies with assets aggregating over $75 billion as of December 31, 1997, and with more than 3.5 million shareholders accounts. It is located at Two World Trade Center, New York, New York, and also has offices at 3410 South Galena Street, Denver, Colorado 80231.

A full description of each Portfolio, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operations, is contained in the accompanying prospectuses for Panorama Fund and OVAF which should be read in conjunction with this Prospectus.

Performance Data

How are yields and total returns calculated for the sub-accounts?

MassMutual may show the performance under the Contracts in the following ways:

Standardized Average Annual
Total Return

MassMutual will show the Standardized Average Annual Total Return for the sub-accounts of the Separate Account. As prescribed by the rules of the SEC, the Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the contingent deferred sales load, the annual maintenance charge and all other Fund, Separate Account, and Contract level charges except premium taxes, if any. The annual maintenance load is apportioned among the sub-accounts of the Separate Account based upon the percentages of inforce Contracts investing in each of the sub-accounts.

Additional Performance Measures

The performance figures discussed below are calculated on the basis of the historical performance of the Funds. The difference between the first set of additional performance measures, ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NON-STANDARIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set includes the deduction of the annual maintenance charge, the first set does not. Additional details follow.

Accumulation Unit Values -- Annualized Returns. The ANNUALIZED RETURN, or average annual change in Accumulation Unit Values, may be shown with respect to one or more periods. For a one year period, the ANNUALIZED RETURN is the effective annual rate of return. For periods greater than one year, the ANNUALIZED RETURN is the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the Separate Account, the Panorama Series Fund expenses and the OVAF expenses (See Table of Fees and Expenses), the ANNUALIZED RETURN also reflect these expenses. The returns, however, do not reflect the annual maintenance charge and the sales charge or premium taxes (if any), which if included would reduce the percentages reported.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a sub-account of the Separate Account is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one year period.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a sub-account of the Separate Account is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the annual maintenance charge. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the annual maintenance charge is deducted.

Performance information for the Separate Account sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar services that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (c) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Weisenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

YIELD AND EFFECTIVE YIELD. MassMutual may show yield and effective yield figures for the Money Market sub-account of the Separate Account. "Yield" refers to the income generated by an investment in the Money Market sub-account over a seven-day period, which is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market sub-account is assumed to be re-invested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields reported.

The performance measures discussed above reflect results of the Portfolios and are not intended to indicate or predict future performance. For more detailed information see the Statement of Additional Information.

Miscellaneous

What are my voting rights?

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Contract Owner during the lifetime of the Annuitant, or the beneficiary after the Annuitant's death, will be entitled to give instructions as to how the shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Contract should be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions will be determined as of the record date for the meeting.

The number of Fund shares held in the Separate Account deemed attributable to a Contract prior to its Maturity Date and during the lifetime of the Annuitant will be determined by dividing the Contract's value held in each Sub-Account of the Separate Account, if any, by $100. Fractional votes are counted. After the Maturity Date of after the death of the Annuitant, the number of Fund shares deemed attributable to the Contract will be based on the liability for future Variable Monthly Annuity payments under the Contract as of the record date and thus the voting rights will decrease as payments are made.

Contract Owners or beneficiaries will receive proxy material and a form with which voting instructions may be given. Fund shares held by the Separate Account as to which no effective instructions have been received or which are attributable to assets transferred from MassMutual's general account will be voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

In situations where the Annuitant is not the Contract Owner, the Annuitant will have the right to instruct the Contract Owner with respect to the votes attributable to any vested interest the Contract Owner has in the Contract. MassMutual's obligation in this instance will be to make available to the Contract Owner copies of the proxy material for distribution to the Annuitant. Votes representing interests as to which the Contract Owner is not instructed may, in turn, be voted by the Contract Owner in his discretion.

Tell me about the Administrator

MassMutual has contracted with Alliance-One Services, L.P. (Alliance-One), Dwight Building, Second Floor, 1004 Baltimore, Kansas City, Missouri 64105 to administer the Contracts on its behalf at the Annuity Service Center. In this capacity, Alliance-One is responsible for the following: processing purchase payments, annuity payments, death benefits, surrenders, withdrawals and transfers; preparing confirmation notices and periodic reports; calculating mortality and expense risk charges; and generally assisting Contract Owners. However, this contract will terminate on June 30, 1998. Effective July 1, 1998, the Contracts will be administered at the Annuity Service Center, H305, P.O. Box 9067, Springfield, MA 01101.

Federal Tax Status

Introduction

The ultimate effect of federal income taxes on the value of the Contract, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Beneficiary depends on a variety of factors including the type of retirement plan for which the Contract is purchased and the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser for complete information and advice. No attempt is made to consider any applicable state or other local tax laws. Moreover, the discussion herein is based upon MassMutual's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service ("IRS").

Tax Status Of MassMutual

Under existing federal law, no taxes are payable by MassMutual on investment income and realized capital gains of the Account credited to the contracts. Accordingly, MassMutual does not intend to make any charge to the Account to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated construction of current law or a change in law results in a company tax liability attributable to the Account.

MassMutual may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes attributable to the Separate Account may be made.

Taxation Of Contracts In General

Under Section 817(h) of the Internal Revenue Code (the "Code") a Contract (other than one used in a tax-qualified retirement plan) will not be treated as an annuity contract and will be taxed on the annual increase in earnings if, as of the end of any quarter, the Portfolios, or the Portfolio on which the Contract is based are not adequately diversified in accordance with regulations prescribed by the Treasury Department.

Subject to certain annuity distribution rules (see "Annuity Distribution Rules of Section 72(s)") annuity payments under the Contracts are taxable under
Section 72 of the Code. For contributions made after February 28, 1986, a Contract Owner that is not a natural person will be taxed on the annual increase in the earnings of a Contract unless the Contract Owner holds the Contract as agent for a natural person. Otherwise, increases in the value of a Contract are not subject to tax until actually or constructively received.

Amounts received prior to the Contract Maturity Date from Contracts not under tax qualified arrangements (see "Taxation of Qualified Plans TSAs, IRAs and Roth IRAs" for a discussion of Contracts used in the qualified plan market) are subject to tax to the extent of any earnings or gains in the Contract; amounts received which are in excess of such earnings or gains are considered a return of capital. Similarly, amounts borrowed upon the Contract will be treated as amounts received under the Contract and will be taxable to the same extent. If an individual Contract Owner transfers ownership, for other than full and adequate consideration, the Contract Owner will be taxed on the transfer as though he or she had taken a full redemption of the Contract. If a Contract Owner elects Option E as the Annuity option for the Contract, the Contract Owner will be taxed on the Contract Maturity Date as though he or she had taken a full redemption of the Contract. For Contracts entered into after October 21, 1988, all annuity contracts issued by the same insurer and its affiliates to the same Contract Owner within the same calendar year must be aggregated in determining the amount of gain realized on a withdrawal from any one.

If the Contract is obtained in a tax-free exchange of contracts under Section 1035 of the Code, different tax rules may apply. If a distribution prior to the Contract Maturity Date of a contract obtained in such an exchange is entirely attributable to investments in the surrendered contract prior to August 14, 1982, the distribution will first be considered a return of capital to the extent of those investments and only the amounts received in excess of those investments will be regarded as taxable earnings or gains.

Penalty Taxes

In addition to the foregoing tax consequences, certain distributions under the Contract will be subject to a penalty tax under the Code Section 72(q) (for non-tax qualified Contracts) or 72(t) (for Contracts in tax qualified plans see "Taxation of Qualified Plans, TSAs, IRAs and Roth IRAs,") of 10% of the amount of the distribution that is includable in gross income. However, the following distributions from non-tax qualified Contracts currently are not subject to the penalty tax: (1) withdrawals made after the Contract Owner is 59 1/2 years old;
(2) payments made to a beneficiary (or to the estate of the Contract Owner) on or after the death of the Contract Owner; (3) payments attributable to a Contract Owner becoming totally disabled; or (4) substantially equal periodic payments made (at least annually) for the lifetime (or life expectancy) of the Contract Owner or for the joint lifetimes (or joint life expectancies) of the Contract Owner and the beneficiary.

When monthly annuity payments commence, they are taxable as ordinary income in the year of receipt to the extent that they exceed that portion of the "investment in the Contract" allocable to that year. The investment in the contract will equal the gross amount of purchase payments made under the Contract less any amount that was previously received under the Contract but was not included in gross income. The investment in the contract would also be increased by any amount that was previously included in gross income under the Contract but was not received. This amount, divided by the anticipated number of monthly annuity payments, gives the "excludable amount," which is the portion of each annuity payment considered to be a return of capital and, therefore, not taxable. Under this exclusion ratio, the total amount excluded from payments actually received is limited to the investment in the contract. The rules for determining the excludable amount are contained in Section 72 of the Code and regulations thereunder and require adjustment when the payment option elected provides a feature such as a guaranteed number of payments.

Annuity Distribution Rules of Section 72(S)

Annuity distribution requirements are imposed under Section 72(s) of the Code. MassMutual understands that these requirements do not apply to Contracts issued to or under Qualified Plans, TSAs, IRAs and Roth IRAs.

Under Section 72(s), a Contract will not be treated as an annuity subject to
Section 72 of the Code, unless it provides for certain required distributions from and after the date of death of the Contract Owner.

Spousal Continuance

Where the Annuitant and Owner are the same person and his/her spouse is named the designated beneficiary of the contract then on the death of the Annuitant/Owner the designated beneficiary may continue the contract in his/her own name as Annuitant and Owner. The new Annuitant/Owner has all rights under the contract including naming a new beneficiary and making additional purchase payments.

Tax Withholding

Certain tax withholding is imposed on payments that are made under the Contracts (for Contracts in tax qualified plans, see "Taxation of Qualified Plans, TSAs, IRAs and Roth IRAs"). Withheld amounts do not constitute an additional tax, but are fully creditable on the individual tax return of each payee who is subject to withholding. In addition, no payment will be subject to the withholding if
(1) it is reasonable to believe that the payments are not includable in gross income, or (2) the payee makes a valid election not to have withholding apply. The payee may make such an election either by filing an election form with MassMutual or, in the case of redemptions, by following procedures that MassMutual has established to afford payees an opportunity to elect out of withholding. These forms and procedures will be provided to payees by MassMutual upon a request for payment.

Unless the Payee elects not to have withholding apply, MassMutual is required to withhold, for federal income tax purposes, 10% of the taxable portion of any redemption payment or non-periodic distribution under the Contracts. Periodic annuity payments under the Contracts are subject to withholding at the payee's wage base rate. If the payee of these annuity payments does not file an appropriate withholding certificate (obtainable from any local IRS office) with MassMutual, it will be presumed that the payee is married claiming three exemptions. Special rules limit the ability of a payee to elect no withholding where the payee fails to provide a U.S. residence address or a federal taxpayer identification number.

Tax Reporting

MassMutual is required to report all taxable payments and distributions to the IRS and to the payees. Payees will receive reports of taxable payments and distributions by January 31 of the year following the year of payments.

Taxation of Qualified Plans, TSAs, IRAs and Roth IRAs

The tax rules applicable to participants in retirement plans that qualify for special federal income tax treatment vary according to the type of plan and its terms and conditions.

Increases in the value of a Contract are not subject to tax until received by the employee or his beneficiary. Monthly annuity payments under Qualified Plans, TSAs and IRAs are taxed as described above (see "TAXATION OF CONTACTS IN GENERAL"), except that the "investment in the Contract" under a Qualified Plan is normally the gross amount of purchase payment made by the employee under the Contract or made by the employer on the employee's behalf and included in the employee's taxable income when made. However, as opposed to the tax treatment for non-qualified contracts, where available, the election of Option E as an Annuity option will not cause the employee or his beneficiary to be taxed on any amount greater than the distributions actually received in a given year.

If the Annuitant receives a distribution that qualifies as a "lump sum distribution" under the Code, he or she may be eligible for special "5-year averaging" treatment of the funds received (or "10-year averaging" treatment if he or she was age 50 or older on January 1, 1986). TSAs and IRAs are not eligible for the special treatment under the "lump sum distribution" rules. Five year averaging of lump sum distributions will no longer be available for calendar years beginning January 1, 2000.

Certain TSA contributions may not be distributed to the Annuitant until age 59 1/2, death, disability, separation of service or hardship. Distributions from Qualified Plans, IRAs, TSAs and Roth IRAs may be subject to a 10% penalty tax on amounts withdrawn before age 59 1/2. However, the following distributions from Qualified Plans (and TSAs and IRAs except as otherwise noted) are not subject to the penalty: (1) payments made to a beneficiary (or the estate of an Annuitant) on or after the death of the Annuitant; (2) payments attributable to an Annuitant becoming disabled; (3) substantially equal periodic payments made (at least annually) for the lifetime (or life expectancy) of the Annuitant or for the joint lifetimes (or joint life expectancies) of the Annuitant and the beneficiary (for Qualified Plans and TSAs, payments can only begin after the employee separates from service); (4) payment for certain medical expenses (not applicable to IRAs); (5) payment after age 55 and separation from service (not applicable to IRAs); and (6) payments to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (not applicable to IRAs); (7) effective for calendar years beginning January 1, 1997, withdrawals from IRAs by certain unemployed persons for payment of health insurance premiums; (8) effective for calendar years beginning January 1, 1998, withdrawals from IRAs for the payment of certain qualified higher education expenses; and (9) effective for calendar years beginning January 1, 1998, withdrawals from IRAs for certain first-time homebuyer expenses, subject to a $10,000 lifetime cap. Qualified distributions from Roth IRAs are not subject to the penalty tax. The exceptions applicable to IRAs also apply to Roth IRAs.


IRAs, Roth IRAs and contributions under Sections 401, 403(b) and 457 are subject to limitations on the amount that may be contributed. The deductibility of contributions by individuals or their spouses who are active participants in an employer-maintained pension or profit-sharing plan may be reduced based on the individual's adjusted gross income. Contributions to a Roth IRA are not deductible. In addition, certain distributions from Qualified Plans and TSAs may be placed into an IRA on a tax-deferred basis.

In general, tax law requires that minimum distributions be made from Qualified Plans, TSAs and IRAs beginning at age 70 1/2 or following the death of the participant. To avoid penalty taxes of 50 percent or more, required distributions, including distributions which should have been distributed in prior years, should not be rolled over to IRAs. There are no required minimum distributions for a Roth IRA.

Certain distributions from Qualified Plans and TSAs are subject to mandatory federal income tax withholding. MassMutual is required to withhold 20% when a payment from a Qualified Plan or TSA is an "eligible rollover distribution" and such payment is not directly rolled over to another Qualified Plan, TSA or IRA. In general, an "eligible rollover distribution" is any taxable distribution other than: (1) payments for the life (or life expectancy) of the Annuitant, or for joint life (or joint life expectancies) of the Annuitant and the beneficiary; (2) payments made over a period of ten years or more; and (3) required minimum distributions (see above). Plan administrators should be able to tell Annuitants what other payments are not "eligible rollover distributions".

Taxable distributions that are not "eligible rollover distributions" are subject to the withholding rules for annuities (see "Tax Withholding").

Special rules apply in the case of Roth IRAs. Roth IRAs are specially designated IRAs. Contributions to Roth IRAs are not deductible and are limited based on modified adjusted gross income. Contrary to regular IRAs, contributions are permitted after age 70 1/2.

Qualified distributions from Roth IRAs are not included in income. Distributions that are not qualified distributions are treated first as a return of investment to the extent of the individual's contributions to Roth IRAs and as a taxable distribution to the extent of any excess.

An individual (other than a married individual filing separately) with an adjusted gross income of $100,000 or less may roll over distributions within 60 days from a regular IRA to a Roth IRA or may convert a regular IRA into a Roth IRA. While the rollover would be subject to tax, it would not be subject to the 10% premature distribution penalty tax. If the rollover occurs during 1998, the income is spread out over four tax years.

Taxation of Section 457 Plans

The amount deferred, including interest, under section 457 plans generally will not be taxable until paid or otherwise made available to the employee, and at that time will be taxable as ordinary income. Distributions from section 457 plans are not eligible for special income averaging treatment or for rollover to IRAs.

Section 457 plans are subject to restrictions on the amount that may be deferred. All investments under the plan, including the Contract, are owned by the employer, but for state and local governmental 457 plans, amounts have to be held for the exclusive benefit of plan participants. For 457 plans for tax-exempt organizations, all Contract Values will be subject to the claims of the employer's creditors. In either case, the employee is only entitled to payment in accordance with the Section 457 plan provisions.

In general, tax law prohibits distributions from section 457 plans prior to age 70 1/2 or separation from service with the employer, and requires that minimum distributions commence at age 70 1/2 or following the death of the participant.

Are there any material legal proceedings affecting the Account

There are no material legal proceedings to which the Account is a party.

APPENDIX A

IRA DISCLOSURE
STATEMENT for use with the

Massachusetts Mutual Life
Insurance Company
Prototype IRA

This statement is designed to assist you in understanding the requirements of Federal tax law which apply to your Individual Retirement Annuity ("IRA"), Spousal IRA , Roth IRA, or your Simplified Employee Pension IRA ("SEP-IRA") for employer contributions. If you desire further information regarding your IRA, it may be obtained either from your registered representative or from any district office of the Internal Revenue Service.

The growth in value of the annuity is neither guaranteed nor projected.

Seven-Day Review Period

You have seven (7) days after you sign your application to review this statement and the Prospectus without obligation. If you notify the company either orally or in writing within this seven-day period that you do not wish to keep your contract, your entire Purchase Payment will be refunded to you.

Annuity Service Center
H563
P.O. Box 9067
Springfield, MA 01102-9076

Eligibility Requirements

All persons with earned compensation are eligible for Individual Retirement Annuities ("IRAs"). Additionally, if you have a spouse who has earned no compensation (and you file a joint tax return), you may establish an IRA on behalf of your spouse. Of course, if you have a working spouse who has earned compensation, that spouse may establish his or her own IRA. Lastly, a divorced or legally separated spouse may treat taxable alimony or separate maintenance payments as compensation for purposes of establishing an IRA.

The Annuity as an IRA

When this Annuity is issued as an IRA, the contract is amended to provide that the contract is both non-transferable and non-forfeitable.

Contributions and Deductions

As a result of significant changes made by the Tax Reform Act of 1986, contributions to your IRA are limited at two levels. First, there are limits on the amount of contributions which may be deducted for income tax purposes. Second, there is a limit with respect to the amount of nondeductible contributions which can be made. The Small Business Job Protection Act of 1996 and The Taxpayer Relief Act of 1997 may also affect IRA contributions and withdrawals.

For tax years beginning after 1997, an individual who is not an active participant in an employer-maintained retirement plan is eligible to make deductible contributions to an IRA equal to the lesser of 100% of compensation or $2,000. A spouse who is not an active participant in an employer-maintained retirement plan during any part of a year but whose spouse is a plan participant may made a deductible IRA contribution, subject to phase-out at adjusted gross income between $150,000 and $160,000. Furthermore, an individual who files a joint return and who has less taxable compensation than his spouse may contribute to a spousal IRA and deduct the lesser of $2,000 or the sum of (a) that individual's includable compensation for the tax year plus (b) includable compensation of the individual's spouse reduced by the spouse's allowable IRA deduction and Roth IRA contribution for the tax year.

However, if you or your spouse (if you file a joint return) is an active participant in an employer-maintained retirement plan, your IRA deduction may be reduced or eliminated entirely at certain levels of adjusted gross income. For tax years beginning after 1997, phase-out ranges for deductible IRA contributions increase annually until 2005 or 2007. Specifically, the adjusted gross income phase-out range in 1998 for individuals with a single or head of household filing status is $30,000 to $40,000, increasing annually to $50,000 to $60,000 in 2005. For married individuals filing a joint return, the phase-out range in 1998 is $50,000 to $60,000, increasing annually to $80,000 to $100,000 in 2007. The phase-out range in any year for a married individual filing separately is $0 to $10,000. In all cases, the IRA deduction will be phased out ratably within the respective ranges.

Nevertheless, you may still make designated nondeductible IRA contributions to the extent of the excess of (1) the lesser of $2,000 ($4,000 in the case of a Spousal IRA), or 100% of compensation annually, over (2) the applicable IRA deduction limit. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed to you.

For purposes of the above discussion, you are an "active participant" in an employer-maintained retirement plan, if you are covered by such plan, even if you are not yet vested in your retirement benefit. However, an individual who is a participant in an eligible state deferred compensation plan, as defined in Code section 457(b), is not considered to be an "active participant".

In order to qualify for a particular tax year, IRA contributions must be made during such tax year or by the deadline for filing your income tax return for that year (not including extensions). For calendar year taxpayers the deadline is generally April 15.

If you make contributions to an IRA, Roth IRA or Education IRA in excess of the combined deductible and nondeductible limits, you may be liable for a nondeductible excise tax of 6% of the amount of the excess. You may withdraw an excess contribution together with the net income attributable to the excess, on or before the due date (including extensions of time) for filing your Federal income tax return and the excess amount will be treated as if you never contributed it, regardless of the size of the contribution. The accompanying distribution of the net income, however, is includible in income for the year in which the excess contribution is made. Excess amounts which are not withdrawn by this method are subject to the 6% excise tax in the year of contribution and are carried over and taxed each year until the year the excess is reduced.

No contribution may be made by you to your IRA during or after the tax year in which you attain age 70 1/2, other than rollover distributions.

 Special tax rules apply in the case of Roth IRAs.

Spousal IRAs

If your spouse has no compensation for the year and you file a joint return, you may set up and make contributions to an IRA for your spouse, as well as for yourself. Subject to the active participant rules discussed above, the maximum amount that you can deduct for contributions to both IRAs is the lesser of $4,000, or 100% of compensation reduced by the spouse's allowable IRA deduction and Roth IRA contribution for the tax year. You may not deduct, however, more than $2,000 to either IRA for any year.

SEP-IRAs

Under a SEP-IRA agreement, your employer may contribute 15% of your compensation, up to $30,000, to your IRA each year. The contribution and interest earned is excludable from your income until such time as it is distributed to you.

You must withdraw any excess contribution made to your SEP-IRA by your employer before the date for filing your return. If you do not, you are liable for the 6% excise tax discussed above. SEP-IRAs are also generally subject to the other requirements applicable to IRAs.

Roth IRAs

Roth IRAs are specially designated IRAs. Roth IRAs are subject to the same rules as traditional IRAs except for certain special rules. Contributions to Roth IRAs are not deductible and are limited based on modified adjusted gross income. You may make a contribution to a Roth IRA even if you are an active participant in an employer-maintained retirement plan. You may also make contributions to a Roth IRA after age 70 1/2.

You may contribute a maximum of $2,000 per year to all IRAs (deductible, non deductible and Roth IRAs). This $2,000 annual limit does not include rollover contributions. The $2,000 maximum annual contribution to a Roth IRA phases out for individuals with a single or head of household filing status with modified adjusted gross income between $95,000 and $110,000. For married individuals filing a joint return, the maximum annual contribution to a Roth IRA phases out with modified adjusted gross income between $150,000 and $160,000.

Qualified distributions from Roth IRAs are not included in income and are not subject to the 10% tax on premature distributions. To be qualified, a distribution must not be made before the end of the five year tax period beginning with the first tax year a contribution to a Roth IRA is made, and the distribution must be made: (a) on or after the date on which you attain age 59 1/2; or (b) to your beneficiary or your estate after your death; or (c) as a result of your being disabled; or (d) to pay for qualified first-time homebuyer expenses.

Distributions that are not qualified distributions are treated first as a return of investment to the extent of your contributions to Roth IRAs and as a taxable distribution to the extent of any excess. Roth IRAs are not subject to required minimum distribution rules or to incidental death benefit rules.

If you are not married filing separately and if your adjusted gross income for a tax year does not exceed $100,000, you may roll over distributions within 60 days from a traditional IRA to a Roth IRA or you may convert a traditional IRA into a Roth IRA. While the rollover would be subject to tax, it would not be subject to the 10% premature distribution penalty tax. If the rollover occurs during 1998, the taxable amount is included in gross income ratably over four tax years.

Rollover Contributions and Transfers

You are permitted to withdraw any portion of the value of your IRA and reinvest it in another individual retirement annuity or account, but not more frequently than once in any one-year period. Such withdrawals may also be made from other IRAs and contributed to this contract. Such a withdrawal of funds from one IRA and subsequent reinvestment in another IRA is called a "rollover contribution". In order to qualify as a tax-free rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. Of course, you will not be allowed a tax deduction for the amount of any rollover contribution.

A similar type of rollover contribution can be made with the proceeds of an eligible rollover distribution or a lump-sum distribution from a qualified retirement plan. Such a distribution must also be invested in the IRA within 60 days of receipt. A lump sum distribution is one made from a Qualified Plan: (1) because of your death; (2) after you reached age 59 1/2 ; (3) because you left your job (unless you are self-employed); or (4) after you become permanently disabled (but only if you are self-employed). To be considered a lump sum, the distribution must also be made entirely in a single tax year and must represent the entire value of your account in the retirement plan (and in all plans of a similar type sponsored by the same employer). Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with any IRA contributions you have deducted from your income.

Eligible rollover distributions are generally all taxable distributions from Qualified Plans and Section 403(b) annuities except for: (1) amounts paid over your life or life expectancy; or (2) installments for periods of years spanning ten (10) years or more; or (3) required minimum distributions.

Also, if you receive a distribution on account of a plan termination you may make a rollover contribution to an IRA.

In addition to rollover contributions, you may also have the assets of one IRA directly transferred (without any distribution to you) to another IRA. Direct IRA to IRA transfers are not subject to the one-year waiting period applicable to IRA rollover contributions.

Special tax rules apply to rollover contributions to a Roth IRA.

Withdrawals

If you withdraw an amount from an IRA during a tax year and you have made both deductible and nondeductible IRA contributions, the part of the withdrawal that is from nondeductible contributions (not including interest) is excludable from income. The amount excludable from income for the tax year is the portion of the amount withdrawn that has the same ratio to the amount withdrawn as your total nondeductible IRA contributions (of all your IRAs) have to the total balance of all your IRAs, including rollover IRAs. The remaining portion of the amount withdrawn for the tax year is includable in income. For purposes of this calculation, all your IRAs are treated as one contract and all withdrawals you make during a tax year are treated as one distribution and the value of the contract (after adding back distributions made during the year), income on the contract and investment in the contract are computed at the end of the year.


Special tax rules apply to distributions from Roth IRAs.

Premature Distributions

Premature distributions are amounts you withdraw from your IRA before you are age 59 1/2 Premature distributions which do not qualify for rollover treatment are subject to a penalty tax equal to 10% of the amount of the distribution includable in gross income in the tax year, unless you are totally disabled or receive the distributions in substantially equal payments (at least annually) for your life or life expectancy or the joint lives or life expectancies of you and your beneficiary or unless the distributions are made to your beneficiary on account of your death. In addition, beginning January 1, 1997, withdrawals from IRAs for payment of certain medical expenses and withdrawals by certain unemployed persons for payment of health insurance premiums are not subject to the 10% penalty tax. Furthermore, for calendar years beginning January 1, 1998, withdrawals from IRAs for payment of certain qualified higher education expenses and withdrawals for certain first time homebuyer expenses are not subject to the penalty tax.

The penalty tax is also applicable to income taxable distributions deemed to have been made upon disqualification of your IRA as a result of a prohibited transaction (including, in general, the sale or assignment of your interest in your IRA to anyone), or as a result of borrowing on your IRA, or using your IRA as security for a loan.

Special tax rules apply to distributions from Roth IRAs.

Inadequate or Under distribution - 50% Tax

Your IRA is intended to provide retirement benefits over your lifetime. Thus, Federal law requires that you either (1) receive a lump sum distribution from your IRA not later than April 1st of the year after the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life or life expectancy (or over the life or life expectancies of you and your beneficiary). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

Death Benefits

If you should die before receiving any benefits from your IRA, your beneficiary must either elect (1) to receive the balance of your account in a lump sum within five (5) years of your death, or (2) have the balance applied to purchase an immediate annuity payable over the life or life expectancy of the beneficiary. Such annuity must commence within one year of your death. If your spouse is your beneficiary, however, distributions are not required to be distributed until the date you would have attained age 70 1/2, and if your spouse dies before any distribution to him or her commences, your spouse is treated as the owner of your IRA for purposes of any required distributions.


If you should die after benefits have commenced to you, the remaining portion of your account must be distributed to your beneficiary as rapidly as under the method of distribution in effect on the date of your death.

Prohibited Transactions

If you engage in certain prohibited transactions with your IRA, the IRA will lose its exemption from taxation. Depending on the type of prohibited transaction, you must include in income all or a portion of the fair market value of the IRA account. Examples of prohibited transactions are: (1) any borrowing from the account; (2) use of the account as security for a loan; (3) receipt by you or certain family members of unreasonable compensation for managing the IRA.

Prototype Status

The Internal Revenue Service currently has not been asked to review the format of your Massachusetts Mutual Life Insurance Company ("MassMutual") Prototype IRA or issue a determination letter regarding the qualification of the prototype IRA. However, an opinion letter is a determination only as to the form of the IRA, and does not represent a determination as to its merits.

Reporting to the IRS

If you make a designated nondeductible contribution to an IRA for a taxable year or receive a distribution from an IRA during a taxable year, you are required to provide such information as the IRS may prescribe on your tax return for the taxable year, and, to the extent required, for succeeding taxable years. The information that may be required includes, but is not limited to: (1) the amount of designated nondeductible contributions for the taxable year; (2) the total amount of designated nondeductible contributions for all preceding taxable years that have not previously been withdrawn; (3) the total balance of all your IRAs as of the close of the calendar year with or within which the taxable year ends; and (4) the amount of distributions from your IRAs during the taxable year. If the required information is not shown on your return, all traditional IRA contributions are presumed to have been deductible. Therefore, they will be taxable upon withdrawal from the IRA, unless it can be shown, with satisfactory evidence, that the contributions were nondeductible when they were made.

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions, or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your income tax return (Form 1040) for the tax year in which the penalty applies.

Financial Disclosure

The charges which may be made against a contribution to your IRA include the Custodian's fees (set forth in the Adoption Agreement), and the mortality and expense risk fee, and other fees for the Separate Account contained in the Fee Table of the Account Prospectus. The charges which may be made against a withdrawal are also described in the Prospectus, and you should read the Panorama Account Prospectus carefully and retain it for your future reference.

Additional Information

For further information about the Contracts, you may obtain a Statement of Additional Information prepared by MassMutual.

The Table of Contents of this Statement is as follows:
1.    Purchase of Contracts
2.    Sales Charges
3.    How the Charges Under These Contracts are Made
4.    Redemptions
5.    Contracts That are Subject to Sales Charges
6.    Underwriting Arrangements
7.    How Annuity Payments are Determined
8.    How the Value of the Deferred Contract is Determined
9.    How the Accumulation Unit Value is Determined
10.   Distribution on Death of Contract Holder
11.   Valuing the Underlying Funds Shares
12.   Independent Accountants
13.   Performance Measures
14.   Yield and Effective Yield
15.   Appendix - General Formulae
16.   Financial Statements

This Prospectus sets forth the information about Panorama Separate Account that a prospective investor ought to know before investing. Certain additional information about the Separate Account is contained in a Statement of Additional Information dated May 1, 1998, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The information is available upon request and without charge. To obtain this information, return this request form to the address shown below or telephone 1-800-343-5629. The table of Contents for the Statement of Additional Information appears on the last page of this Prospectus.

To:    Massachusetts Mutual Life Insurance Company
       Annuity Service Center, H563
       P.O. Box 9067
       Springfield, MA 01102-9067

Please send me a Statement of Additional Information for Panorama.

Name
    ----------------------------------------------------------------
Address
       -------------------------------------------------------------
City                                State         Zip
    -------------------------------      --------    ---------------

                                     PART B
                            INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            PANORAMA SEPARATE ACCOUNT
                        Individual Deferred and Immediate
                      Variable Annuity Contracts Issued by

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
               1295 State Street, Springfield, Massachusetts 01111
                                 1-800-234-5606

                                  ------------

       This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Panorama Separate Account dated May 1, 1998, a copy of which may be obtained by writing Massachusetts Mutual Life Insurance Company, Annuity Products, H563, P.O. Box 9067, Springfield, Massachusetts 01102-9067 or calling 1 (800) 234-5606.

                                  May 1, 1998

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Purchase of Contracts .....................................................    2
Sales Charges .............................................................    2
How the Charges Under these Contracts are Made ............................    2
Redemptions ...............................................................    3
Contracts That Are Subject to Sales Charges ...............................    3
Underwriting Arrangements .................................................    3
How Annuity Payments are Determined .......................................    3
How the Value of the Deferred Contract is Determined ......................    4
How the Accumulation Unit Value is Determined .............................    4
Distribution on Death of Contract Holder ..................................    5
Valuing the Underlying Fund Shares ........................................    5
Independent Accountants ...................................................    5
Performance Measures ......................................................    6
Yield and Effective Yield .................................................    7
Appendix o General Formulae ...............................................    8
Financial Statements of the Panorama Separate Account and MassMutual ......    Final Pages

Purchase of Contracts

       The contracts offered under the Prospectus are individual variable annuity contracts for use on a tax-qualified and non- tax qualified basis. They are offered as periodic payment deferred, single payment deferred and immediate contracts. The maximum issue age for immediate and deferred contracts is Attained Age 75. The minimum first contract year purchase payment on a deferred contract is $500 and for an immediate contract the minimum purchase payment is $10,000.

       However, this minimum initial payment may be waived in the case of Panorama group-billed arrangements existing prior to January 1, 1986. In those cases, the minimum initial payment for new participants will be $10 per participant. For Panorama group-billed arrangements established on or after January 1, 1986, the minimum purchase payment will be $40 per month per participant.

Sales Charges

       No deductions are made from purchase payments under deferred contracts beyond the deduction of any applicable premium taxes. A deduction for contingent deferred sales charge ("Sales Charge") under deferred contracts is taken from the proceeds of redemptions or amounts applied to provide variable life annuity payments to the extent, and for the period of time, described below.

       During the first ten (10) 12-month periods ("contract years") that a deferred contract is in existence, a sales charge will be applied to any redemption amount in excess of 10% of the closing contract value as of December 31st of the prior year. The deduction for sales charges expressed as a percentage of the amount redeemed in excess of the 10% allowable amount (which will be zero for the remainder of the Calendar Year during which the first purchase payment is received) and after any transaction or maintenance charges, is as follows:

             Contract Years                                     Deduction
             --------------                                     ---------
             1-5.............................................           5%
             6-10............................................           4%
             11 and over.....................................           0%

       In addition, there are two (2) circumstances where the commencement of variable annuity payments gives rise to a sales charge. First, amounts paid under the non-life variable annuity option (Option E explained in of the prospectus) are treated as partial redemptions for purposes of deducting sales charges, as set forth above. Second, if payments under a variable life annuity option commence during the first three years after the contract is issued, a reduced sales charge applies. This deduction, expressed as a percentage of the amount applied to provide a variable payout after the deduction charge, is as follows:

                   Contract Years                       Deduction
                   --------------                       ---------
                   1 .................................     3%
                   2 .................................     2%
                   3 .................................     1%
                   4 and over.........................     0%

       There is no sales charge on redemptions made after the contract maturity date. Pursuant to an exemption from certain provisions of the Investment Company Act of 1940, as amended, filed with the Securities and Exchange Commission, the total deferred sales charges on a deferred contract may not exceed 9% of the total purchase payments unless and until the Commission removes this restriction.

       A deduction for sales charges under single payment immediate annuity contracts is taken from the purchase payment. A policy fee of $70 is also deducted from the purchase payment as are any applicable premium taxes. The deduction for sales charges as a percentage of the amount remaining after deduction of the policy fee and any premium taxes is 3% of the first $10,000, 2% of the next $90,000 and 1% of amounts over $100,000. On the minimum $10,000 purchase payment, the maximum deduction of 3% plus $70 is 3.83% of the net amount invested.

How the Charges Under These Contracts Are Made

       Charges under the contracts are assessed in various ways. The sales charges under deferred contracts are taken as deductions from redemptions or from proceeds applied to provide a variable life annuity payout. Massachusetts Mutual Life Insurance Company (MassMutual) may pay premium taxes under the Annuity Contracts, or depending on applicable state law, it may deduct premium taxes paid from premium payments, upon full surrender, or on the Annuity Income Date. Premium tax charges vary from jurisdiction to jurisdiction. The charge made for the mortality and expense risk assumed by MassMutual is taken as a daily charge to each sub-account. The annual maintenance charge is deducted equally from the sub-accounts by redeeming units on the anniversary date of the contract. To the extent a sub-account does not have sufficient value to cover an equal share, any shortfall will be deducted equally from the other sub-accounts. In the event of a full surrender during a year, this charge will be deducted from the proceeds of the surrender. The transaction charges are taken as deductions from the proceeds of the transfer or partial redemption, as applicable.

Redemptions

       Prior to the commencement of life annuity payments, a deferred contract may be surrendered or redeemed in part by a written request from the owner to MassMutual. The owner will be entitled to the surrender or redemption value as of the next valuation of accumulation units following receipt of the request at the Annuity Service Center. Payment will be made promptly.

Contracts That Are Subject to Sales Charges

       All deferred contracts are subject to the maintenance and transactions charges prior to the contract maturity date unless the proceeds have been applied under a life annuity option. The transaction charge is currently being waived for up to four Sub-Account withdrawals made in conjunction with transfers and one Sub-Account withdrawal made in conjunction with a partial redemption in any one calendar year. If the proceeds have been applied under the non-life variable annuity option, the transaction charge will continue to apply after the contract maturity date except with regard to annuity payments.

       Proceeds of individual variable or accumulation annuity contracts with MassMutual which were previously held by, or for the benefit of, the contract owner or annuitant, will not be subject to sales charges.

       Also, the net proceeds of a surrender of a contract may be reinvested without being subject to further sales charges if the following conditions are met. First, the purchase payment covering the reinvestment must be received by MML Distributors LLC, ("MML Distributors") within 30 days of the date of the surrender. Second, the owner must not have previously made a reinvestment pursuant to this privilege. This reinvestment privilege is contingent on MassMutual's issuance of a new contract, which will not be done if the owner is not eligible for a contract at the time the reinvestment is tendered. The reinvestment may be subject to premium taxes. The maintenance fee will be added back to the amount reinvested unless the period between surrender and reinvestment includes the first contract's anniversary date.

Underwriting Arrangements

       As of March 1, 1996, MML Distributors serves as the principal underwriter and MML Investors Services, Inc. ("MMLISI") serves as co-underwriter for Panorama Separate Account Contracts. These contracts are offered continuously. G.R. Phelps & Co., Inc. ("Phelps"), a subsidiary of Connecticut Mutual Life Insurance Company, served as underwriter for the contracts during part of 1995. For 1995 the amount paid to Phelps for underwriting expenses was $580,188. MML Distributors replaced Phelps as underwriter for the contracts as of August 1, 1995 and was paid $8,054 for underwriting expenses in 1995. The amount paid to MMLISI in 1996 and 1997 was $41,240 and $20,000 respectively.

       MML Distributors performs sales and administrative functions relative to the Account including the keeping of all records not maintained by MassMutual. It has been registered as a broker/dealer under the Securities Exchange Act of 1934. MML Distributors is an indirect wholly owned subsidiary of MassMutual, is located at Monarch Place, 1414 Main Street, Springfield, MA 01144. MML Distributors has contracted with Continuum Company, Inc. to administer the Contracts on its behalf at the Annuity Service Center. No compensation was paid to MML Distributors in 1997.

        Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1997 and 1996, commission payments amounted to $1,914,113 and $2,016,628 respectively.

How Annuity Payments are Determined

       The dollar amount of annuity payments and the number of annuity units under deferred contracts in force more than three years are determined in three steps.

       FIRST, a purchase rate per $1,000 of accumulated value is determined according to the Progressive Annuity Table (as adjusted for year of birth) using the age on the first payment date, and an assumed interest rate of 3 1/2% per year.

       SECOND, the product of the accumulated value (divided by 1,000) and the purchase rate is divided by the value of an annuity unit on the first payment date to determine the number of annuity units in each Sub-Account. This number remains fixed for the life of the contract except in the case of certain joint annuities or if there is a transfer from one Sub-Account to another.

       THIRD, the dollar amount of each annuity payment is determined by multiplying the number of annuity units by the annuity unit value or values as of the date on which the payment is made. This amount may increase or decrease from payment to payment.

       For the annuity payments and reserve values to increase, the earnings of the participation must be at a rate higher than the total charges made against the Sub-Account plus the assumed interest rate used in constructing the annuity table.

       For Contracts issued prior to July 1, 1988 adjustments to the Progressive Annuity Table are made by an adjustment of one year in the annuitant's age for each twenty (20) calendar years in birth date as shown in the following table:

             Year of Birth                                Adjusted Age
             -------------                                ------------
             Before 1900...............................   Actual Age + 1
             1900 - 1919...............................     Actual Age
             1920 - 1939...............................   Actual Age - 1
             1940 - 1959...............................   Actual Age - 2
             1960 - 1979...............................   Actual Age - 3

       Adjustments for years of birth after 1979 are made in a consistent manner.

       The same procedure is followed for immediate contracts based on the net purchase payment and the value of an annuity unit on the issue date. If more than one Sub-Account is to be used to fund an annuity, the procedure would be repeated for each Sub-Account and annuity payments would be the total of those generated in each Sub-Account.

       For deferred contracts annuitizing under a life annuity option during the first three years after issuance, the accumulated value will be subject to a sales charge. (See "How much are the deductions for sales charges under deferred contracts? " in the Prospectus)

       Upon receipt of an election to exchange all or a portion of the annuity units of one Sub-Account for those of another, MML will determine the dollar value of the next annuity payment from the first Sub-Account on its due date, multiply that value by the percentage of the annuity units to be transferred and then credit the applicant with the number of annuity units in the Sub-Account to which the transfer is being made, which would give an equal dollar value. The number of annuity units equal to that dollar value would then be canceled in the original Sub-Account. Subsequent payments would reflect the changes in annuity unit values based on the changed number of annuity units in each Sub-Account.

How the Value of the Deferred Contract is Determined

       The accumulated value of the deferred contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the contract in each Sub-Account by the then current accumulation unit values in each. Each owner will be advised at least semi-annually of the number of accumulation units credited to each contract owned, the current accumulation unit values and the total value of each contract. Accumulation units are valued for each day that shares of the Fund are valued and any contract owner may at any time obtain the most recent values from the Annuity Service Center. Any applicable sales charges for surrendering the contract must be deducted from this accumulated value to determine the amount that would be received upon a surrender.

How the Accumulation Unit Value is Determined

       The value of an accumulation unit in each Sub-Account was set at $1.00 on the valuation date on which funds were first placed in the Sub-Account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor for the valuation period just ended.

       Before describing how this net investment factor is determined, we would like to refer you to Appendix A of this Statement of Additional Information, where an example is given of how the factor works. The factor's purpose is essentially to provide a means of determining the daily fluctuations of the accumulation unit values due to the investment performance of the Fund and any charges made against the Sub-Account. The actual determination of the net investment factor is as follows.

       At each valuation date, a net investment factor for each Sub-Account is determined from the investment performance of the underlying Portfolio of the Fund for the valuation period just ended. The net investment factor is calculated by dividing (a) by (b) and then subtracting (c), where

       (a) is the net asset value per share of the Portfolio at the end of the valuation period, plus the amount per share of any dividend or capital gain distribution made by the Fund for the Portfolio if the ex-dividend date occurs during the valuation period, minus the amount per Portfolio share of any realized or unrealized capital losses, minus the reserve per Portfolio share for taxes on realized and unrealized capital gains;

       (b) is the net asset value per Portfolio share at the beginning of the valuation period, minus the reserve per Portfolio share for taxes at the beginning of the valuation period;

       (c) is .000020 multiplied by the number of days in the valuation period.

       Since the net investment factor may be less than one if the combined capital losses and deductions for any applicable taxes and daily charges exceed the investment income and capital gains, the value of an accumulation unit on any valuation date may be less than the value on the previous valuation date.

Distribution on Death of Contract Holder

       The Deficit Reduction Act of 1984 ("DRA") requires that affected annuity contracts issued after January 18, 1985 contain specific provisions for distribution of the policy proceeds upon the death of the contract holder. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that contracts provide that if the contract owner dies on or after the retirement date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the contract owner's death. If the contract owner dies before the retirement date, the entire interest in the contract must generally be distributed within five (5) years after the contract owner's date of death or be used to purchase an immediate annuity under which payments will begin within one year of the contract owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. If the beneficiary is the contract owner's surviving spouse, the contract may be continued with the surviving spouse as the new contract owner. Contracts issued after January 18, 1985, contain endorsements intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in contracts issued after January 18, 1985, satisfy all such Code requirements. The provisions contained in contracts issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

       As a result of the technical corrections to the DRA effective for Contracts issued on or after January 19, 1985 (the effective date of the original distribution provision under the DRA), the death of contract owner distribution rules will not apply to annuity contracts under qualified plans, qualified annuities, Keoghs, Tax Sheltered Annuities ("TSAs") and Individual Retirement Annuities ("IRAs"). (However, these plans are subject to similar required distribution rules.)

       For Contracts issued on or after April 23, 1987, the following changes apply. Where the contract owner is not an individual, the primary annuitant is considered the holder for purposes of the rules discussed in this section. The primary annuitant is defined as the individual, the events in whose life which are of primary importance in affecting the timing and amount of the payout under the Contract. In addition, when an individual is not the contract holder, a change in the primary annuitant is treated as the death of the holder. Finally, in the case of joint contract holders, the distribution rules will be applied at the death of the first of the holders.

Valuing the Underlying Funds Shares

       The shares of the Funds are valued at net asset value as of the end of each Valuation Period. Each Fund's custodian provides these values daily. A complete description of the valuation method used in valuing Fund shares may be found in the prospectus of the respective Fund.

Independent Accountants

The audited financial statements of Panorama Separate Account and the statutory financial statements of MassMutual included in this Statement of Additional Information have been so included in reliance on the report of Coopers & Lybrand L.L.P., Springfield, Massachusetts, independent accountants, given on the authority of that firm as experts in accounting and auditing. Coopers & Lybrand's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

The statutory statements of income, changes in policyholders' contingency reserves and cash flows of Connecticut Mutual Life Insurance Company for the year ended December 31, 1995 (not presented separately herein) have been audited by Arthur Andersen LLP, Hartford, Connecticut. This registration statement includes their report of independent public accountants, given upon the authority of said firm as experts in giving said reports.

                             PERFORMANCE MEASURES

MassMutual may show the performance for the Sub-Accounts Divisions of the Separate Account in the following ways:

                   Standardized Average Annual Total Return
                   ----------------------------------------

MassMutual will show the "Standardized Average Annual Total Return," formulated as prescribed by the rules of the SEC, for each Division of the Separate Account. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the sales charge, the Annual Contract Maintenance Charge and all other Fund, Separate Account and Contract level charges except premium taxes, if any. The Annual Contract Maintenance Charge is apportioned among the Sub-Accounts based upon the percentages of in force Contracts investing in each of the Sub-Accounts.

The following tables show the Standardized Average Annual Total Return for the Sub-Accounts of the Separate Account for the period ended December 31, 1997.

                              1 Year              5 Years           10 Years
                              ------              -------           --------

Growth                        18.65%               17.52%            17.81%
Total Return                  10.46%                9.68%            11.54%
Income                         3.12%                6.27%             8.40%
Money Market                 - 0.44%                2.91%             4.79%

                        Additional Performance Measures
                        -------------------------------

The performance figures discussed below, are calculated on the basis of the historical performance of the Funds.

The difference between the first set, ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NONSTANDARDIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set is based on specified premium patterns and includes the deduction of the Annual Contract Maintenance Charge, whereas the first set does not. Additional details follow.

                 Accumulation Unit Values: Annualized Returns
                 --------------------------------------------

MassMutual will show the ANNUALIZED RETURN, or average annual change in Accumulation Unit values, with respect to one or more periods. For one year, the Annualized Return is the effective annual rate of return. For periods greater than one year, the Annualized Return is the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the Separate Account and Fund expenses (see Fee Table of the Panorama Prospectus), the Percentage Change and Annualized Returns also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Charge and the sales charge or premium taxes (if any), which if included would reduce the percentages reported by MassMutual.

                   Annualized Accumulation Unit Value Return
                   -----------------------------------------
                          For Periods Ending 12/31/97
                          ---------------------------

       Portfolio                                                                         Since
      (Inception)                 1 Year       3 Years       5 Years       10 Years    Inception
      -----------                 ------       -------       -------       --------    ---------
Growth (1/21/82)                  25.45%        26.53%        19.25%        17.80%        17.42%
Total Return (9/30/82)            17.94%        16.73%        12.39%        12.97%        13.22%
Oppenheimer Bond (4/3/85)          8.46%         9.43%         7.44%         8.71%         8.48%
Oppenheimer Money (4/3/85)*        4.56%         4.61%         3.93%         5.01%         4.37%

*Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a Sub-Account of the Separate Account is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a Sub-Account is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.
Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the Annual Contract Maintenance Charge. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the Annual Contract Maintenance Charge is deducted.

The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

Performance information for the Separate Account Divisions may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar services that rank mutual funds and other investment companies by overall performance, investment objectives and assets;
(b) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (c) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

                              YIELD AND EFFECTIVE YIELD

MassMutual may show yield and effective yield figures for the Money Market Sub-Account. "Yield" refers to the income generated by an investment in the Money Market Sub-Account over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be re-invested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

These figures reflect a deduction for all Fund, Separate Account and Contract level charges, assuming the Contract remains in-force. The figures do not reflect the contingent deferred sales load or premium tax deductions (if any), which if included would reduce the percentages reported.

The following table shows the 7-day Yield and Effective Yield for the Money Market Sub-Account for the period ended December 31, 1997:

Before Annual Maintenance Charge          After Annual Maintenance Charge
                                          (Annual Maintenance Charge is 0.114%)

7-Day Yield:.................  3.76%      7-Day Yield:................  3.65%
7-Day Effective Yield........  3.83%      7-Day Effective Yield.......  3.72%


The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

APPENDIX

                               GENERAL FORMULAE

(1) Hypothetical Example of the Calculation of the Accumulation Unit Value for a Sub-Account.

       Assume that the accumulation unit value of a sub-account at the beginning of a valuation period was $1.135000 and that the valuation period was a day. Suppose that at the end of that day the net asset value per fund share is $1.250000 and that there is a capital gain of $.000066 per fund share and a capital loss per fund share of $.000003 for that day, and that the reserve per fund share for taxes is $.000020 at the end of that day. Also assume that at the beginning of the valuation period the net asset value per fund share was $1.249536 and the reserve per fund share was $.000002.

       The net investment factor for the sub-account for this valuation period would be:

                       1.250000 + 000066 - 000003 - 000020
                       -----------------------------------  - .000020 = 1.000387
                              1.249536 - 000002

       The accumulation unit value at the end of the valuation period would be equal to the value at the beginning of the period ($1.135000 multiplied by the net investment factor for the period (1.000387), which is $1.135439.

(2) General Formulae for Computing the Amounts of the Monthly Annuity Payments under Deferred Contracts.


          Number of Annuity     Accumulated Value on the Maturity Date
                     Units   =     divided by 1,000 x  Purchase Rate
                                ------------------------------------
                                Annuity Unit Value on the Maturity Date

                                                                                  Net Investment Factor for
                                                                               the Preceding Valuation Period
                               Value of Annuity Unit on Preceding              ------------------------------
          Annuity Unit Value  =           Valuation Date               x         1.00 plus rate of interest
                                                                                   for number of days in
                                                                                  current Valuation Period
                                                                                     at 3.5% yearly rate.

           Dollar Amount of  =  Number of Annuity Units in each Sub-   x           Annuity Unit Value on
           Annuity Payment                 Account                                    Payment Date in
                                                                                      each Sub-Account

       The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example.

       Assume that the accumulation value is $34,500. The annuitant is 70 years old on the first payment date, and the date of birth is 1907. He desires a straight life variable annuity, using one sub-account.

       As described under "How are immediate contract annuity payments determined?", the age 70 rate ($6.37/thousand) is used. It is unadjusted for year of birth since the year of birth is between 1900 and 1919.

       If the value of a sub-account annuity unit on the date of issue is $1.100000, then the number of annuity units is 6.37 times 34.5 divided by $1.100000 or 199.786.

       Assume that the sub-account net investment factor for the valuation period preceding the Valuation Date at which an annuity payment is being calculated is 1.000179. Suppose the Annuity Unit value on the preceding Valuation Date is $1.105000. The product of the net investment factor and this Annuity Unit value is $1.105198. This is then divided by 1.000094 which is 1.00 plus the rate of interest for a one day valuation period to neutralize the assumed investment rate of 3.5% per annum already taken into account in determining the number of Annuity Units, producing a current Annuity Unit value of $1.105094.

       The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 199.786 times $1.105094, which produces a current monthly payment of $220.78.

       This process would be repeated for each sub-account if more than one were to be used and the amounts arrived at would be totaled.

(3) General Formulae and Hypothetical Illustration of Additional Benefit under Option C Unit Refund Life Annuity.

       Following the annuitant's death, the designated beneficiary will receive an additional payment under Option C of the then dollar value of a number of Annuity Units equal to (a) minus (b), if such difference is positive where:

                  Accumulated Value on the Maturity Date
        (a)   =   --------------------------------------
                  Annuity Unit Value on the Maturity Date


        (b)  =    number of Annuity Units represented by each monthly annuity
                  payment made    x   number of monthly payments made

       For example, if $10,000 were applied to the purchase of an annuity under this option, the value of an Annuity Unit was $2.00 on the date applied, the number of Annuity Units represented by each monthly payment was 30.5, 10 monthly payments were made prior to the date of death, and the value of an Annuity Unit on the valuation date following receipt of proof of the annuitant's death was $2.05, the amount paid to the beneficiary would be $9,624.75 computed as follows:

                                  {($10,000 : $2.00) - (30.5 x 10)}  x  $2.05  =
                                                      (5,000 - 305)  x  $2.05  =
                                                              4,695  x  $2.05  =   $9,624.75

                       Panorama Hypothetical Projections



                   GROWTH
                   ------

  $2,000 purchase payment made each December
         31
         First payment made on Dec. 31, 1987

        Values prior to current        Non-Standardized
                                    --------------------
        year's purchase payment        One      Average
        -----------------------
                                       Year     Annual

         Cumulative    Accumu-        Total      Total
                       lated
    Date   Payments    Value      Return     Return
-----------------------------------------------------
12/31/88      $2,000      $2,233    11.63%    11.63%
12/31/89      $4,000      $5,666    33.88%    25.59%
12/31/90      $6,000      $6,969    -9.09%     7.68%
12/31/91      $8,000     $12,206    36.08%    17.63%
12/31/92     $10,000     $15,806    11.26%    15.67%
12/31/93     $12,000     $21,379    20.07%    16.77%
12/31/94     $14,000     $23,097    -1.21%    12.55%
12/31/95     $16,000     $34,238    36.42%    16.79%
12/31/96     $18,000     $42,801    18.11%    17.01%
12/31/97     $20,000     $56,162    25.36%    18.20%

                    INCOME
                    ------
  $2,000 purchase payment made each December
         31
         First payment made on Dec. 31, 1987

        Values prior to current        Non-Standardized
                                   ----------------------
        year's purchase payment       One      Average
        -----------------------
                                     Year      Annual

         Cumulative    Accumu-       Total      Total
                       lated
   Date   Payments     Value      Return     Return
---------------------------------------------------------
12/31/88      $2,000      $2,124     6.18%     6.18%
12/31/89      $4,000      $4,599    11.53%     9.67%
12/31/90      $6,000      $7,030     6.53%     8.13%
12/31/91      $8,000     $10,504    16.33%    11.20%
12/31/92     $10,000     $13,180     5.41%     9.35%
12/31/93     $12,000     $16,995    11.95%    10.04%
12/31/94     $14,000     $18,451    -2.86%     6.91%
12/31/95     $16,000     $23,713    15.95%     8.70%
12/31/96     $18,000     $26,710     3.88%     7.81%
12/31/97     $20,000     $31,099     8.32%     7.89%

                TOTAL RETURN
                ------------
  $2,000 purchase payment made each December
         31
         First payment made on Dec. 31, 1987

         Values prior to current        Non-Standardized
                                    ---------------------
         year's purchase payment      One      Average
         -----------------------      Year      Annual
         Cumulative    Accumu-       Total      Total
                        lated
    Date   Payments     Value       Return     Return
---------------------------------------------------------
12/31/88      $2,000      $2,177     8.83%     8.83%
12/31/89      $4,000      $5,059    21.13%    16.72%
12/31/90      $6,000      $7,003    -0.80%     7.93%
12/31/91      $8,000     $11,470    27.41%    14.95%
12/31/92     $10,000     $14,697     9.11%    13.12%
12/31/93     $12,000     $19,198    14.98%    13.60%
12/31/94     $14,000     $20,700    -2.35%     9.79%
12/31/95     $16,000     $28,025    23.46%    12.38%
12/31/96     $18,000     $32,712     8.95%    11.77%
12/31/97     $20,000     $40,899    17.83%    12.69%


               MONEY MARKET
               ------------
  $2,000 purchase payment made each December
         31
         First payment made on Dec. 31, 1987

          Values prior to current          Non-Standardized
                                       -----------------------
          year's purchase payment         One      Average
          -----------------------         Year      Annual

           Cumulative    Accumu-         Total      Total
                         lated
   Date   Payments       Value          Return     Return
--------------------------------------------------------------
12/31/88      $2,000      $2,084       4.18%     4.18%
12/31/89      $4,000      $4,393       7.57%     6.41%
12/31/90      $6,000      $6,817       6.64%     6.52%
12/31/91      $8,000      $9,254       4.95%     5.91%
12/31/92     $10,000     $11,571       2.82%     4.90%
12/31/93     $12,000     $13,858       2.11%     4.13%
12/31/94     $14,000     $16,365       3.20%     3.90%
12/31/95     $16,000     $19,226       4.69%     4.07%
12/31/96     $18,000     $22,113       4.18%     4.09%
12/31/97     $20,000     $25,172       4.39%     4.14%

Report Of Independent Accountants

To the Contract Owners of Panorama Separate Account and
The Board of Directors of Massachusetts Mutual Life Insurance Company

We have audited the statements of assets and liabilities of the Panorama Total Return Sub-Account, Panorama Growth Sub-Account, Oppenheimer (formerly Panorama) Money Market Sub-Account and Oppenheimer (formerly Panorama) Income Sub-Account (the "Sub-Accounts") of the Panorama Separate Account as of December 31, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1997, by confirmation with Panorama Series Fund, Inc. and Oppenheimer Variable Account Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts of the Panorama Separate Account as of December 31, 1997, the results of their operations for the year then ended and the changes in net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Springfield, Massachusetts
March 11, 1998

Panorama Separate Account

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


 ASSETS
 Investments, at Market (Notes 3A and 3B):
  Panorama Total Return Sub-Account
   405,104,509 shares (Cost $683,425,685)                                                                       $   810,209,019
  Panorama Growth Sub-Account
   112,119,903 shares (Cost $304,502,575)                                                                           421,313,664
                                                                                                          ---------------------
                                                                                                                  1,231,522,683
                                                                                                          ---------------------
  Oppenheimer Money Market Sub-Account
   42,539,829 shares (Cost $42,539,829)                                                                              42,539,829
  Oppenheimer Income Sub-Account
   5,364,553 shares (Cost $61,669,475)                                                                               63,891,831
                                                                                                          ---------------------
                                                                                                                    106,431,660
                                                                                                          ---------------------
       Total assets                                                                                               1,337,954,343
                                                                                                          ---------------------
 LIABILITIES
 Due to Massachusetts Mutual Life Insurance Company                                                                     823,860
                                                                                                          ---------------------
 NET ASSETS                                                                                                     $ 1,337,130,483
                                                                                                          ---------------------

 Net assets consisted of:                                               Units          Unit values                Net assets
                                                                        -----          -----------                ----------
 Panorama Total Return Sub-Account
  Tax-Qualified Plan Contracts                                       121,266,585          6.653722              $   806,874,144
  Non Tax-Qualified Plan Contracts                                        41,179          6.286498                      258,872
  Annuity Reserve Tax-Qualified Plan Contracts                           222,384          6.653722                    1,479,681
  Annuity Reserve Non Tax-Qualified Plan Contracts                       166,330          6.286498                    1,045,633

 Panorama Growth Sub-Account
  Tax-Qualified Plan Contracts                                        32,527,443         12.912257              $   420,002,704
  Non Tax-Qualified Plan Contracts                                         7,258         11.458962                       83,169
  Annuity Reserve Tax-Qualified Plan Contracts                            51,789         12.912257                      668,713
  Annuity Reserve Non Tax-Qualified Plan Contracts                        24,179         11.458962                      277,066

 Oppenheimer Money Market Sub-Account
  Tax-Qualified Plan Contracts                                        16,944,911          2.495743              $    42,290,143
  Annuity Reserve Tax-Qualified Plan Contracts                           120,823          2.495743                      301,543

 Oppenheimer Income Sub-Account
  Tax-Qualified Plan Contracts                                        14,063,584          4.519364              $    63,558,455
  Non Tax-Qualified Plan Contracts                                         1,921          4.199566                        8,067
  Annuity Reserve Tax-Qualified Plan Contracts                            44,642          4.519364                      201,754
  Annuity Reserve Non Tax-Qualified Plan Contracts                        19,178          4.199566                       80,539
                                                                                                                ---------------
                                                                                                                $ 1,337,130,483
                                                                                                                ===============


                      See Notes to Financial Statements.

Panorama Separate Account

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1997

                                                             Panorama         Panorama      Oppenheimer     Oppenheimer
                                                           Total Return        Growth       Money Market       Income
                                                            Sub-Account      Sub-Account    Sub-Account     Sub-Account
Investment Income                                       -----------------  --------------  -------------- ---------------
Dividends (Note 3B)                                      $   88,303,302    $   28,612,190  $    2,401,174  $    4,096,604

Expenses
Mortality and expense risk fees (Note 4)                      5,649,389         2,546,053         367,737         471,384
                                                         --------------    --------------  --------------  --------------
Net investment income (Note 3C)                              82,653,913        26,066,137       2,033,437       3,625,220
                                                         --------------    --------------  --------------  --------------
Net realized and unrealized gain on investments
Net realized gain on investments (Notes 3B, 3C and 6)        18,660,334        17,760,731              --         315,231
Change in net unrealized appreciation of investments         27,950,467        40,828,264              --       1,203,968
                                                         --------------    --------------  --------------  --------------
Net gain on investments                                      46,610,801        58,588,995              --       1,519,199
                                                         --------------    --------------  --------------  --------------
Net increase in net assets resulting from operations     $  129,264,714    $   84,655,132  $    2,033,437   $   5,144,419
                                                         ==============    ==============  ==============  ==============

                      See Notes to Financial Statements.

Panorama Separate Account

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1997

                                                                Panorama         Panorama        Oppenheimer        Oppenheimer
                                                              Total Return        Growth         Money Market          Income
                                                              Sub-Account       Sub-Account      Sub-Account        Sub-Account
                                                             -------------     -------------     -------------     -------------
Increase (decrease) in net assets Operations:
 Net investment income                                       $  82,653,913     $  26,066,137     $   2,033,437     $   3,625,220
 Net realized gain on investments                               18,660,334        17,760,731              --             315,231
 Change in net unrealized appreciation of investments           27,950,467        40,828,264              --           1,203,968
                                                             -------------     -------------     -------------     -------------
Net increase in net assets resulting from operations           129,264,714        84,655,132         2,033,437         5,144,419
                                                             -------------     -------------     -------------     -------------

Capital transactions:
 Net contract payments                                          31,550,419        24,973,448         4,406,459         2,605,851
 Withdrawal of funds                                           (80,508,418)      (31,100,491)      (12,013,799)       (9,934,486)
 Divisional transfers                                          (15,191,952)       19,317,582        (1,639,706)       (2,564,414)
                                                             -------------     -------------     -------------     -------------

Net increase (decrease) in net assets resulting from
  capital transactions                                         (64,149,951)       13,190,539        (9,247,046)       (9,893,049)
                                                             -------------     -------------     -------------     -------------

Total increase (decrease)                                       65,114,763        97,845,671        (7,213,609)       (4,748,630)

NET ASSETS, beginning of the year                              744,543,567       323,185,981        49,805,295        68,597,445
                                                             -------------     -------------     -------------     -------------

NET ASSETS, end of the year                                  $ 809,658,330     $ 421,031,652     $  42,591,686     $  63,848,815
                                                             =============     =============     =============     =============

                      See Notes to Financial Statements.

Panorama Separate Account

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1996

                                                                                               Sub-Accounts
                                                                   ----------------------------------------------------------------
                                                                    Total Return         Growth               Money Market
                                                                   -------------     -------------   -------------------------------
                                                                      Panorama          Panorama         Panorama        Oppenheimer
                                                                    Total Return         Growth      Money Market/(1)/   Money/(2)/
                                                                   -------------     -------------   ----------------    -----------

Increase (decrease) in net assets Operations:
 Net investment income (loss)                                      $   1,064,477     $     519,974   $     893,394   $   1,222,646
 Net realized gain (loss) on investments                              18,777,130         9,904,086               -               -
 Change in net unrealized appreciation/depreciation
  of investments                                                      43,204,346        37,566,389               -               -
                                                                   -------------     -------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations       63,045,953        47,990,449         893,394       1,222,646
                                                                   -------------     -------------   -------------   -------------

Capital transactions:
 Net contract payments                                                44,282,826        29,342,565       4,027,322       2,404,808
 Withdrawal of funds                                                 (61,217,274)      (18,707,315)     (2,940,988)     (4,330,183)
 Divisional transfers                                                 (9,387,095)       17,549,767     (54,002,573)     50,508,024
                                                                   -------------     -------------   -------------   -------------

Net increase (decrease) in net assets resulting from
 capital transactions                                                (26,321,543)       28,185,017     (52,916,239)     48,582,649
                                                                   -------------     -------------   -------------   -------------

Total increase (decrease)                                             36,724,410        76,175,466     (52,022,845)     49,805,295

NET ASSETS, at beginning of the year                                 707,819,157       247,010,515      52,022,845               -
                                                                   -------------     -------------   -------------   -------------

NET ASSETS, at end of the year                                     $ 744,543,567     $ 323,185,981     $         -   $  49,805,295
                                                                   =============     =============   =============   =============


                                                                                  Sub-Accounts
                                                                       -------------------------------
                                                                                    Income
                                                                       -------------------------------
                                                                         Panorama          Oppenheimer
                                                                         Income/(3)/        Bond/(4)/
                                                                       -------------     -------------
Increase (decrease) in net assets Operations:
 Net investment income (loss)                                          $    (182,470)    $   2,877,907
 Net realized gain (loss) on investments                                  (4,403,059)           69,777
 Change in net unrealized appreciation/depreciation
  of investments                                                           1,897,300         1,018,389
                                                                       -------------     -------------
Net increase (decrease) in net assets resulting from operations           (2,688,229)        3,966,073
                                                                       -------------     -------------

Capital transactions:
 Net contract payments                                                     2,519,006         1,720,002
 Withdrawal of funds                                                      (5,245,363)       (4,781,129)
 Divisional transfers                                                    (72,360,622)       67,692,499
                                                                       -------------     -------------

Net increase (decrease) in net assets resulting from
 capital transactions                                                    (75,086,979)       64,631,372
                                                                       -------------     -------------

Total increase (decrease)                                                (77,775,208)       68,597,445

NET ASSETS, at beginning of the year                                      77,775,208                 -
                                                                       -------------     -------------

NET ASSETS, at end of the year                                         $           -     $  68,597,445
                                                                       =============     =============

/(1)/ For the period 1/1/96-5/31/96, the Money Market Sub-Account invested in shares of the Panorama Series Money Market Portfolio which has since been liquidated.

/(2)/ For the period 6/1/96-12/31/96, the Money Market Sub-Account invested in shares of the Oppenheimer Money Fund.

/(3)/ For the period 1/1/96-5/31/96, the Income Sub-Account invested in shares of the Panorama Series Income Portfolio which has since been liquidated.

/(4)/ For the period 6/1/96-12/31/96, the Income Sub-Account invested in shares of the Oppenheimer Bond Fund.


                      See Notes to Financial Statements.

Panorama Separate Account

Notes To Financial Statements

1. HISTORY

   Panorama Separate Account (the "Separate Account") was established as a separate investment account of Connecticut Mutual Life Insurance Company ("CML"). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"). Upon the merger, CML's existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. The Separate Account became a separate account of MassMutual. The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 ("the 1940 Act") and the rules promulgated thereunder.

2. INVESTMENT OF THE SEPARATE ACCOUNT'S ASSETS

   The Separate Account maintains four Sub-Accounts. Each Sub-Account invests in shares of certain investment portfolios of two investment companies: the Panorama Series Fund, Inc. ("Panorama Fund") (prior to May 1, 1996 named Connecticut Mutual Financial Services Series Fund I, Inc.) and the Oppenheimer Variable Account Funds ("Oppenheimer Trust"). Panorama Fund is a registered, open-end, diversified management, investment company with two of its portfolios currently available to Panorama contract owners: Total Return and Growth. Oppenheimer Trust is a registered, open-end, diversified management, investment company with two of its funds currently available to Panorama contract owners: Oppenheimer Money and Oppenheimer Bond. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser for the Panorama Fund and Oppenheimer Trust.

3. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

   Investments in Panorama Fund and Oppenheimer Trust are each stated at market value which is the net asset value per share of each of the respective underlying portfolios.

B. Accounting for Investments

   Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

   Operations of the Separate Account form a part of the total operations of MassMutual and the Separate Account is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Separate Account's investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D. Annuity Reserves

   Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table of the 1983 Individual Annuity Mortality Table (a), depending on the year of issue.

E. Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. CHARGES

   On immediate contracts (contracts in which annuity payments commence immediately), deductions for sales charges and premium taxes, on contracts issued to residents of certain states, are made from contract payments at the time of purchase. This is in addition to a one-time policy fee of $70.

   All deferred contracts (contracts in which annuity payments commence in the future) are subject to the annual maintenance charge (currently $40) and the transaction charge (currently $10.) The maintenance charge is made to cover the administrative costs while the transaction charge is designed to offset the costs of processing requests for transfers of the accumulated value of a contract among sub-accounts during the accumulation period, and requests for partial redemptions. The transaction charge may be waived if certain withdrawal criteria are met.

   For assuming mortality and expense risks, MassMutual deducts a charge equal, on an annual basis, to .73% of the daily net asset value of the Separate Account's assets.

5. DISTRIBUTION AGREEMENTS

   MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Panorama Separate Account (prior to May 1, 1996, MML Distributors was known as Connecticut Mutual Financial Services, LLC). MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

   Effective March 1, 1996, MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Panorama Separate Account. MMLISI is registered with the SEC as a broker dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

   Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6. PURCHASES AND SALES OF INVESTMENTS

                                          Panorama           Panorama           Oppenheimer        Oppenheimer
      For The Year Ended                 Total Return         Growth            Money Market         Income
      December 31, 1997                  Sub-Account        Sub-Account         Sub-Account        Sub-Account
      -----------------               ---------------     ---------------     ---------------     --------------
      Cost of purchases               $    56,983,554     $    63,520,550     $    28,077,827     $    7,633,684
      Proceeds from sales             $    60,632,105     $    77,657,318     $    35,313,340     $    8,487,165

7. NET DECREASE IN ACCUMULATION UNITS

                                                Panorama            Panorama           Oppenheimer         Oppenheimer
For The Year Ended                             Total Return          Growth            Money Market          Income
December 31, 1997                              Sub-Account         Sub-Account         Sub-Account         Sub-Account
-----------------                            -------------        -------------       -------------       -------------
Units purchased                              $   5,212,786        $   2,242,880       $   1,770,473       $     630,428
Units withdrawn                                (13,094,143)          (2,712,766)         (4,919,198)         (2,350,706)
Units transferred between divisions             (4,308,692)             440,675            (612,564)           (994,004)
                                             -------------        -------------       -------------       -------------
Net decrease                                 $ (12,190,049)       $     (29,211)      $  (3,761,289)      $  (2,714,282)

Units, at beginning of the year                133,497,813           32,563,912          20,706,200          16,779,787
                                             -------------        -------------       -------------       -------------
Units, at end of the year                    $ 121,307,764        $  32,534,701       $  16,944,911       $  14,065,505
                                             =============        =============       =============       =============


                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                        STATUTORY FINANCIAL STATEMENTS



                       as of December 31, 1997 and 1996
           and for the years ended December 31, 1997, 1996 and 1995

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the statutory financial statements of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") for the year ended December 31, 1995, which statements reflect total revenue and net gain from operations constituting 26% and 22% of the related Company totals after restatement for the merger of the two companies. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Connecticut Mutual, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.


In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

In our opinion, based upon our audits and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, on the statutory basis of accounting described in Note 1.

                                                 Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 6, 1998

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION


                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)
Assets:
Bonds............................................. $23,890.3          $24,299.3
Common stocks.....................................     354.7              336.6
Mortgage loans....................................   4,863.7            4,852.8
Real estate.......................................   1,697.7            1,840.9
Other investments.................................   1,963.8            1,425.6
Policy loans......................................   4,950.4            4,752.3
Cash and short-term investments...................   1,941.2            1,075.4
                                                   ---------          ---------

                                                    39,661.8           38,582.9

Investment and insurance amounts receivable.......   1,064.9            1,102.4
Other assets......................................     104.8               97.9
                                                   ---------          ---------

                                                    40,831.5           39,783.2

Separate account assets...........................  16,803.1           13,563.5
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)

Liabilities:

Policyholders' reserves and funds................. $33,783.2          $33,341.5
Policyholders' dividends..........................     954.1              885.3
Policyholders' claims and other benefits..........     353.4              373.8
Federal income taxes..............................     436.5              440.7
Asset valuation reserve...........................     840.6              689.2
Investment reserves...............................     132.8              208.4
Amounts due on investments puchased and
 other liabilities................................   1,457.9            1,206.1
                                                   ---------          ---------

                                                    37,958.5           37,145.0

Separate account reserves and liabilities.........  16,802.8           13,563.1
                                                   ---------          ---------

                                                    54,761.3           50,708.1

Policyholders' contingency reserves...............   2,873.3            2,638.6
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Revenue:

Premium income............................................  $6,764.8      $6,328.6      $5,727.7
Net investment and other income...........................   2,904.4       2,861.1       2,898.4
                                                            --------      --------      --------

                                                             9,669.2       9,189.7       8,626.1
                                                            --------      --------      --------

Benefits and expenses:

Policy benefits and payments..............................   6,597.3       6,048.2       5,152.2
Addition to policyholder's reserves and funds.............     720.8         854.7       1,205.4
Commissions and operating expenses........................     766.1         763.5         833.7
State taxes, licenses and fees............................      81.5          96.4          89.4
Merger restructuring costs................................         -          66.1          44.0
                                                            --------      --------      --------

                                                             8,165.7       7,828.9       7,324.7
                                                            --------      --------      --------

Net gain before federal income taxes and dividends........   1,503.5       1,360.8       1,301.4

Federal income taxes......................................     284.4         276.7         206.2
                                                            --------      --------      --------

Net gain from operations before dividends.................   1,219.1       1,084.1       1,095.2

Dividends to policyholders................................     919.5         859.9         819.0
                                                            --------      --------      --------

Net gain from operations..................................     299.6         224.2         276.2

Net realized capital gain (loss)..........................     (42.5)         40.3         (85.8)
                                                            --------      --------      --------

Net income................................................  $  257.1      $  264.5      $  190.4
                                                            ========      ========      ========


              See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Policyholder's contingency reserves, beginning of year....  $2,638.6      $2,600.9      $2,569.1
                                                            --------      --------      --------

Increases (decreases) due to:
 Net income...............................................     257.1         264.5         190.4
 Net unrealized capital gain (loss).......................     119.1          (1.7)         88.7
 Merger restructuring costs, net of fax...................         -             -         (45.4)
 Change in asset valuation and investment reserves........     (76.0)       (142.4)        (75.6)
 Change in prior year policyholders' reserves.............     (55.4)        (72.2)       (108.2)
 Change in non-admitted assets and other..................     (10.1)        (10.5)        (18.1)
                                                            --------      --------      --------

                                                               234.7          37.7          31.8
                                                            --------      --------      --------

Policyholders' contingency reserves, end of year..........  $2,873.3      $2,638.6      $2,600.9
                                                            ========      ========      ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Operating acitivites:
Net income...............................................  $   257.1     $   264.5     $   190.4
Addition to policyholders' reserves and funds,
 net of transfers to separate accounts...................      421.3         426.7         575.8
Net realized capital (gain) loss.........................       42.5         (40.3)         85.8
Other changes............................................      (58.1)       (232.8)        (25.2)
                                                           ---------     ---------     ---------

Net cash provided by operating activities................      662.8         418.1         826.8
                                                           ---------     ---------     ---------

Investing activities:
Purchases of investments and loans.......................  (12,292.7)    (10,171.5)    (10,364.2)
Sales or maturities of investments and receipts
 from repayment of loans.................................   12,545.7       8,539.3       9,671.1
                                                           ---------     ---------     ---------

Net cash provided by (used in) investing activities......      253.0      (1,632.2)       (693.1)
                                                           ---------     ---------     ---------

Financing activities:
Repayments of long-term debt.............................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Net cash used by financing activities....................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Increase (decrease) in cash and short-term investments...      865.8      (1,267.4)         87.3

Cash and short-term investments, beginning of year.......    1,075.4       2,342.8       2,255.5
                                                           ---------     ---------     ---------

Cash and short-term investments, end of year.............  $ 1,941.2     $ 1,075.4     $ 2,342.8
                                                           =========     =========     =========

                 See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1995 in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. In 1995, merger-related expenses incurred by Massachusetts Mutual (the Company prior to the merger) of $44.0 million, were recorded in the Statutory Statement of Income and the expenses incurred by Connecticut Mutual of $45.4 million, net of tax, were recorded as a component of changes in policyholders' contingency reserves, as permitted by each company's regulatory authority. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a change to policyholders' contingency reserves. The separate results of each company prior to the merger for the year ended December 31, 1995, were as follows: (a) revenue was $6,443.8 million for Massachusetts Mutual and $2,182.3 million for Connecticut Mutual; (b) net income was $160.7 million for Massachusetts Mutual and $29.6 million for Connecticut Mutual and (c) policyholders' contingency reserves increased by $143.7 million for Massachusetts Mutual and decreased by $112.0 million for Connecticut Mutual.

On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE. The Company's investment in MassMutual Holding Company Two, Inc. amounted to $187.8 million at December 31, 1995; its gain from operations included a $41.0 million dividend received from MIRUS in 1995. Additionally, this investment produced an unrealized gain of $13.9 million in 1995.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices were at one time also considered to be in conformity with generally accepted accounting principles ("GAAP").

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requests they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project ("Codification") to codify statutory accounting principles with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department, includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

The following is a description of the Company's principal accounting policies and practices.

A.  Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $14.2 million in 1997 and $27.3 million in 1996. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U.S. Treasury purchase commitments, options, interest rate swaps, interest rate caps and interest rate floors. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $95.4 million in 1997, $73.1 million in 1996, and net realized after tax capital losses of $130.7 million in 1995 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $31.0 million in 1997, $26.9 million in 1996, and $5.0 million in 1995.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contract holders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

C.  Non-admitted Assets

Assets designated as "non-admitted" (principally certain fixed assets, receivables and Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.0 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee funds are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $8,077.9 million and $9,073.8 million at December 31, 1997 and 1996, respectively (fair value of $8,250.0 million and $9,324.6 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections). Accident and health policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

The Company made certain changes in the valuation of policyholders' reserves of $55.4 million in 1997 and $72.2 million in 1996. The effects of these changes were recorded as a decrease to policyholders' contingency reserves.

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Accident and health premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Policyholders' Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be cash and short-term investments.

2. POLICYHOLDERS' CONTINGENCY RESERVES

Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

The Company issued surplus notes of $100.0 million at 7 1/2 percent and $250.0 million at 7 5/8 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1997, 1996 and 1995.

The proceeds of the notes, less a $28.3 million reserve in 1997, and a $32.2 million reserve in 1996 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as approved by the Commissioner. These reserves, as permitted by the Division of Insurance, are included in investment reserves on the Statutory Statement of Financial Position.

3. EMPLOYEE BENEFIT PLANS

The Company's employee benefit plans include plans in place for the employees of Massachusetts Mutual and Connecticut Mutual prior to the merger. Employees previously covered by the Connecticut Mutual pension plans will continue coverage under these plans. All other employees, including employees hired after the merger date, will be covered by the Massachusetts Mutual benefit plans.

A. Pension

The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes employees previously employed by Connecticut Mutual; the other includes all other eligible employees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions." Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $157.4 million and $97.2 million at December 31, 1997 and 1996, respectively. On the merger date, the accounting for Connecticut Mutual pension plans was conformed to the Company's policy of recording pension plan assets and liabilities, resulting in a $10.4 million increase in policyholders' contingency reserves. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1997, 1996 and 1995. The assets of the plans are invested in the Company's general account and separate accounts.

The benefit status of the defined benefit plans as of December 31 is as follows:

                                               1997               1996
                                               ----               ----
                                                    (In Millions)
Accumulated benefit obligation               $  663.1           $  611.5
Vested benefit obligation                       653.8              606.5
Projected benefit obligation                    713.9              665.5
Plan assets at fair value                     1,154.2            1,201.7



The following assumptions were used in determining the actuarial present value of both the accumulated and projected benefit obligations.

                                             MassMutual      Connecticut Mutual
                                                Plan                Plan
                                                ----                ----

Discount rate - 1997                            7.25%               7.25%
Discount rate - 1996                            7.75                7.75
Increase in future compensation levels          4.00                5.00
Long-term rate of return on assets             10.00                9.00


In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a pension plan curtailment gain of $15.3 million in 1996.

The Company also has defined contribution plans for employees and agents. The expense credited to operations for all pension plans is $38.9 million in 1997, $32.7 million in 1996 and $10.9 million in 1995.

B. Life and Health

Certain life and health insurance benefits are provided to retired employees and agents through group insurance contracts. Substantially all of the Company's employees may become eligible for these benefits if they reach retirement age while working for the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post-retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees.

The following assumptions were used in determining the accumulated postretirement benefit liability.

                                              MassMutual      Connecticut Mutual
                                                 Plan               Plan
                                                 ----               ----

Discount - 1997                                  7.25%              7.25%
Discount - 1996                                  7.75               7.75
Assumed increases in medical cost
 rates in the first year                         6.25 - 6.75        9.50
 declining to                                    4.75               5.00
 within                                          5 years            5 years



The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1997 and 1996, the net unfunded accumulated benefit obligation was $124.2 million and $124.1 million, respectively, for employees and agents eligible to retire or currently retired and $34.7 million and $33.8 million, respectively, for participants not eligible to retire. A Retired Lives Reserve Trust was funded to pay life insurance premiums for certain retired employees. Trust assets available for benefits were $21.7 million and $23.0 million at December 31, 1997 and 1996, respectively.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a life and health plan curtailment loss of $13.9 million in 1996.

The expense for 1997, 1996 and 1995 was $16.5 million, $17.6 million, and $22.9 million, respectively. A one percent increase in the annual assumed increase in medical cost rates would increase the 1997 accumulated postretirement benefit liability and benefit expense by $10.9 million and $1.4 million, respectively.

4. RELATED PARTY TRANSACTIONS

Pursuant to two 1994 reinsurance agreements with Mirus Life Insurance Company (Mirus) whereby the Company assumed all of the single premium immediate annuity business written by Mirus and ceded all of its group life, accident and health business to Mirus. A gain from operations of this business was reflected in 1995 as a $41.0 million dividend received from Mirus, which was recorded as net investment income on the Statutory Statement of Income. As previously discussed, on March 31, 1996, the Company sold MassMutual Holding Company Two, Inc. a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company to WellPoint Health Networks, Inc.

The Company has a modified coinsurance quota-share reinsurance agreement with a wholly-owned subsidiary, C.M. Life Insurance Company, whereby the Company assumes 75% of the premiums on certain universal life policies issued by C.M. Life. The Company pays a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits are retained by C.M. Life.

5. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of equity tax (essentially a reduction in the deduction for policyholder dividends) and miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1991 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994, and Connecticut Mutual for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1997 or 1996. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

The Company plans to file its 1997 federal income tax return on a consolidated basis with its life and non-life affiliates with the exception of C.M. Life Insurance Company. The Company and its eligible life and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that members with losses shall be compensated for the use of their losses and credits by other members.

The Company made federal tax payments of $353.4 million in 1997, $330.7 million in 1996 and $147.3 million in 1995.

6.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

The carrying value and estimated fair value of bonds are as follows:


                                                December 31, 1997
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities          $ 6,241.0    $  470.5     $10.3     $ 6,701.2
  and obligations of U.S.
  government corporations
  and agencies
Debt securities issued by
  foreign governments                  83.5         4.4       3.0          84.9
Mortgage-backed securities          3,390.8       187.9       9.0       3,569.7
State and local governments           361.9        23.9        .6         385.2
Corporate debt securities          12,148.9       765.2      46.9      12,867.2
Utilities                             871.8       100.1       2.2         969.7
Affiliates                            792.4         2.8       1.0         794.2
                                  ---------    --------     -----     ---------
  TOTAL                           $23,890.3    $1,554.8     $73.0     $25,372.1
                                  =========    ========     =====     =========


                                                December 31, 1996
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies                    $ 8,042.6    $  344.0    $ 56.3     $ 8,330.3
Debt securities issued by              95.2        10.2        .5         104.9
  foreign governments
Mortgage-backed securities          3,014.0       119.0      43.3       3,089.6
State and local governments           173.2        13.1       2.1         184.2
Corporate debt securities          11,675.2       528.0     133.3      12,069.9
Utilities                             975.0        87.0      18.5       1,043.5
Affiliates                            324.1         4.3       3.5         324.9
                                  ---------    --------    ------     ---------
  TOTAL                           $24,299.3    $1,105.6    $257.5     $25,147.3
                                  =========    ========    ======     =========

The carrying value and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                 Estimated
                                                Carrying           Fair
                                                 Value             Value
                                                 -----             -----
                                                      (In Millions)
Due in one year or less                        $   519.7         $   523.0
Due after one year through five years            3,972.1           4,104.6
Due after five years through ten years           7,423.3           7,838.1
Due after ten years                              5,254.9           5,888.1
                                               ---------         ---------
                                                17,170.0          18,353.8
Mortgage-backed securities, including
 securities guaranteed by the U.S.
 Government                                      6,720.3           7,018.3
                                               ---------         ---------

 TOTAL                                         $23,890.3         $25,372.1
                                               =========         =========


Proceeds from sales of investments in bonds were $11,427.8 million during 1997, $6,390.7 million during 1996 and $8,068.8 million during 1995. Gross capital gains of $200.7 million in 1997, $188.8 million in 1996 and $255.5 million in 1995 and gross capital losses of $68.8 million in 1997, $255.5 million in 1996 and $67.1 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B.  Stocks

Preferred stocks in good standing had fair values of $145.5 million in 1997 and $150.8 million in 1996, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. Common stocks, except for unconsolidated subsidiaries, had a cost of $250.3 million in 1997 and $249.2 million in 1996.

C.  Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $202.3 million, and $383.5 million at December 31, 1997 and 1996, respectively. These loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $5.1 million in 1997, $2.2 million in 1996 and $2.5 million in 1995.

D.  Other

The carrying value of investments which were non-income producing for the preceding twelve months was $5.7 million and $23.1 million at December 31, 1997 and 1996, respectively. The Company made voluntary contributions to the Asset Valuation Reserve of $6.8 million 1996. No additional voluntary contribution to the Asset Valuation Reserve was made in 1997.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, described below, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on financial futures contracts are recorded when the contract is closed and amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. As of December 31, 1997 and 1996, the Company did not have any open financial futures contracts.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps with notional amounts of $3,220.2 million and $2,090.3 million, respectively. The fair values of these instruments were $20.9 million at December 31, 1997 and $14.8 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $5,388.2 million and $1,928.4 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $59.0 million and $18.1 million, which had fair values of $99.6 million and $19.2 million at December 31, 1997 and 1996, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a given rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a given rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into interest income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to interest income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are amortized through the Interest Maintenance Reserve over the remaining life of the associated cap or floor agreement. At December 31, 1997 and 1996, the company had agreements with notional amounts of $3,348.6 million and $3,859.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $18.2 million and $22.0 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were $23.4 million and $15.2 million at December 31, 1997 and 1996, respectively.

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $225.6 million and $364.7 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were an unrecognized loss of $1.7 million at December 31, 1997 and an unrecognized gain of $7.8 million at December 31, 1996.

Equity swap agreements are utilized to hedge exposure to market risk on public and private equity positions held in the Company's investment portfolio. Under equity swaps, the Company agrees to an exchange, at points in time specified in each contract, between streams of variable or fixed rate interest payments and the change in an underlying index, equity or basket of equities. The change in the underlying item is calculated by reference to the level of such item specified in the agreement. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Changes in the value of these contracts are recorded as realized gains and losses in the Statutory Statement of Income when contracts are closed. At December 31, 1997 and 1996, the Company had equity swap contracts with notional amounts of $160.0 million and $149.2 million, respectively. The fair values of these instruments were an unrealized loss of $5.1 million at December 31, 1997 and an unrealized gain of $11.9 million at December 31, 1996.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the Company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $1,100.7 million and $1,639.4 million with fair values of $1,117.6 million and $1,627.4 million, respectively including net unrealized gains of $16.9 million at December 31, 1997 and net unrealized losses of $12.0 million at December 31, 1996.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $146.7 million and $53.9 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8. REINSURANCE

The Company cedes all of its group life and health business to UniCARE and has other reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Premiums ceded were $294.6 million in 1997, $793.5 million in 1996 and $904.1 million in 1995.

9. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:


                                                           (In Millions)
Total policyholders' reserves and funds and
  separate account liabilities                     $50,804.2
Not subject to discretionary withdrawal             (5,283.7)
Policy loans                                        (4,950.4)
                                                   ---------
 Subject to discretionary withdrawal                                  $40,570.1
                                                                      =========
Total invested assets, including separate          $56,464.7
Policy loans and other invested assets             (14,823.3)
                                                   ---------
 Marketable investments                                               $41,641.4
                                                                      =========

10. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1997 and 1996, the Company elected not to admit $21.4 million and $15.3 million, respectively, of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1997 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation -- 98.5%
    Charter Oak Capital Management, Inc. -- 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation -- 84.8%
    Oppenheimer Acquisition Corporation -- 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. -- (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. -- (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    Compensa de Seguros de Vida S.A. -- 33.5%
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A. -- 33.5%
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    MassMutual/Carlson CBO N. V. -- 100%
    MassMutual Corporate Value Limited -- 46%
    9048 -- 5434 Quebec, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
---------------------------------------------------------
MML Series Investment Fund
MassMutual Institutional Funds
Oppenheimer Value Stock Fund

PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

       a.     Financial Statements

       Financial Statements Included in Part A
       ---------------------------------------

       Condensed Financial Information

       Financial Statements Included in Part B
       ---------------------------------------

       The Registrant
       --------------

       Reports of Independent Accountants.
       Statement of Assets and Liabilities as of December 31, 1997. Statement of Operations for the year ended December 31, 1997. Statements of Changes in Net Assets for the years ended December 31,
              1997 and 1996.
       Notes to Financial Statements.

       The Depositor
       -------------

       Report of Independent Accountants.
       Statutory Statements of Financial Position as of December 31, 1997 and
              1996.
       Statutory Statements of Income for the Years Ended December 31, 1997,
              1996 and 1995.
       Statutory Statements of Changes in Policyholders' Contingency Reserves
              for the Years Ended December 31, 1997, 1996 and 1995.
       Statutory Statements of Cash Flows for the Years Ended December 31, 1997,
              1996 and 1995.
       Notes to Statutory Financial Statements.

       b.     Exhibits

       1(a). Resolution of the Board of Directors of Connecticut Mutual Life Insurance Company ("CML") establishing the Separate Account
              (1).

       2.     Not Applicable.

       3(a). Form of Principal Underwriting Agreement between CML and Connecticut Mutual Financial Services, LLC. (1)
       3(b). Form of Underwriting and Servicing Agreement between the Company and MML Investors Services, Inc. (2)
       4(a).  Form of Individual Deferred Variable Annuity Contract. (1)
       4(b).  Form of Individual Immediate Variable Annuity Contract. (1)
       5.     Form of Application. (1)

       6(a). Copy of the Articles of Incorporation of Massachusetts Mutual Life Insurance Co. (3)
       6(b).  Copy of the ByLaws of Massachusetts Mutual Life Insurance Co. (3)
       7.     Not Applicable.
       8(a). Copy of the Form of Participation Agreement between Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds. (3)

       8(b). Copy of the Form of Participation Agreement between Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, OppenheimerFunds, Inc. and Panorama Series Funds, Inc. (3)
       9.     Opinion of  and Consent of Counsel. (1)
      10 (a). Consent of Coopers & Lybrand L.L.P., Independent Accountants (1) 10 (b). Consent of Arthur Andersen LLP, Independent Public Accountants (1) 10 (c). Report of Arthur Andersen LLP, Independent Public Accountants (1) 10 (d). Powers of Attorney. (3)
      11.     Not Applicable.
      12.     Not Applicable.
      13.     Copy of the Schedule of Computation of Performance (4)

      14.     None

(1)      Filed herewith

(2) Incorporated by Reference to Registrant's Initial Registration Statement (333-01363) filed March 1, 1996.

(3) Incorporated by Reference to Registration Statement File No. 333-22557, filed on February 27, 1997.

(4) Incorporated by Reference to Registrant's Post Effective Amendment No. 2 to Registration Statement File No. 333-01363, effective May 1, 1997.

Item 25. Directors and Executive Officers of MassMutual
         ----------------------------------------------

         The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed below

 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

------------------------------------------------------------------------------------------------------------------------------------
Name and Position                            Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Roger G. Ackerman, Director                  Chairman and Chief Executive Officer, since 1996, President and Chief Operating
One Riverfront Plaza, HQE 2                  Officer, 1990-1996,
Corning, NY 14831
------------------------------------------------------------------------------------------------------------------------------------
James R. Birle, Director                     Chairman, since 1997, and Founder, since 1994, President, 1994-1997, Resolute Part-
2 Soundview Drive                            ners, LLC; General Partner, Blackstone Group, 1988-1994
Greenwich, CT 06836
------------------------------------------------------------------------------------------------------------------------------------
Gene Chao, Director                          Chairman, President and CEO, Computer Projections, Inc., since 1991
733 SW Vista Avenue
Portland, OR 97205
------------------------------------------------------------------------------------------------------------------------------------
Patricia Diaz Dennis, Director               Senior Vice President and Assistant General Counsel, SBC Communications Inc.,
175 East Houston, Room 4-A-70                since 1995; Special Counsel, Sullivan & Cromwell, 1993-1995; Assistant Secretary of
San Antonio, TX 78205                        State for Human Rights and Humanitarian Affairs, U.S. Department of State, 1992-1993
------------------------------------------------------------------------------------------------------------------------------------
Anthony Downs, Director                      Senior Fellow, The Brookings Institution, since 1977
1775 Massachusetts Ave., N.W.
Washington, DC 20036-2188
------------------------------------------------------------------------------------------------------------------------------------
James L. Dunlap, Director                    President and Chief Operating Officer, United Meridian Corporation, since 1996;
1201 Louisiana, Suite 1400                   Senior Vice President, Texaco, Inc. 1987-1996
Houston, TX 77002-5603
------------------------------------------------------------------------------------------------------------------------------------
William B. Ellis, Director                   Senior Fellow, Yale University School of Forestry and Environmental Studies, since
31 Pound Foolish Lane                        1995; Chairman and Chief Executive Officer, Northeast Utilities, 1983-1995
Glastonbury, CT 06033
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Furek, Director                    Chairman, State Board of Trustees for the Hartford School System, since 1997; Presi-
1 State Street, Suite 2310                   dent and Chief Executive Officer, Heublein, Inc., 1987-1996
Hartford, CT 06103
------------------------------------------------------------------------------------------------------------------------------------
Charles K. Gifford, Director                 Chairman and Chief Executive Officer, since 1995, and President, 1989-1995, Bank-
100 Federal Street                           Boston, N.A. and Chairman, since 1998, and Chief Executive Officer, since 1985,
Boston, MA 02110                             BankBoston Corporation
------------------------------------------------------------------------------------------------------------------------------------
William N. Griggs, Director                  Managing Director, Griggs & Santow, Inc., since 1983
75 Wall Street, 20(th) Floor
New York, NY 10005
------------------------------------------------------------------------------------------------------------------------------------
George B. Harvey, Director                   Retired Chairman, President and CEO, Pitney Bowes, since 1996
One Landmark Square
Suite 1905, 19(th) Floor
Stamford, CT 06901
------------------------------------------------------------------------------------------------------------------------------------
Barbara B. Hauptfuhrer, Director             Director of various corporations, since 1972
1700 Old Welsh Road
Huntingdon Valley, PA 19006
------------------------------------------------------------------------------------------------------------------------------------
Sheldon B. Lubar, Director                   Chairman, Lubar & Co. Incorporated, since 1977
700 North Water Street, Suite 1200
Milwaukee, WI 53202
------------------------------------------------------------------------------------------------------------------------------------
William B. Marx, Jr., Director               Retired Senior Executive Vice President, Lucent Technologies, since 1996; Executive
5 Peacock Lane                               Vice President and CEO Multimedia Products Group, AT&T, 1994-1996; Executive
Village of Golf, FL 33436-5299               Vice President and CEO, Network Systems Group, 1993-1994; Group Executive and
                                             President, AT&T Network Systems, 1989-1993
------------------------------------------------------------------------------------------------------------------------------------
John F. Maypole, Director                    Managing Partner, Peach State Real Estate Holding Company, since 1984
55 Sandy Hook Road - North
Sarasota, FL 34242
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and Position                            Principal Occupation(s) During Past Five Years
John J. Pajak, Director, President and       President and Chief Operating Officer, since 1996, Vice Chairman and Chief Admin-
Chief Operating Officer                      istrative Officer, 1996-1996, Executive Vice President, 1987-1996, MassMutual
1295 State Street
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
Thomas B. Wheeler, Director, Chairman        Chairman and Chief Executive Officer, since 1996, President and Chief Executive
and Chief Executive Officer                  Officer, 1988-1996, MassMutual
1295 State Street
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
Alfred M. Zeien, Director                    Chairman and Chief Executive Officer, The Gillette Company, since 1991
Prudential Tower
Boston, MA 02199
------------------------------------------------------------------------------------------------------------------------------------

Executive Vice Presidents:

------------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr.                     Executive Vice President and General Counsel, since 1993, Senior Vice President and
1295 State Street                            Deputy General Counsel, 1992-1993, MassMutual
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Daboul                              Executive Vice President and Chief Information Officer, since 1997, Senior Vice
1295 State Street                            President, 1990-1997, MassMutual
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
John B. Davies                               Executive Vice President, since 1994, Associate Executive Vice President, 1994-1994,
1295 State Street                            General Agent, 1982-1993, MassMutual
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Fitzgerald                         Executive Vice President, since 1994, Corporate Financial Operations, 1994-1997,
1295 State Street                            Senior Vice President, 1991-1994
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
James E. Miller                              Executive Vice President, since 1997 and 1987-1996, MassMutual; Senior Vice Presi-
1295 State Street                            dent, UniCare Life and Health Insurance Company, 1996-1997
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
John V. Murphy                               Executive Vice President, since 1997, MassMutual; Executive Vice President and
1295 State Street                            Chief Operating Officer, David L. Babson & Co., Inc., 1995-1997; Chief Operating
Springfield, MA 01111                        Officer, Concert Capital Management, Inc., 1993-1995; Senior Vice President and
                                             Chief Financial Officer, Liberty Financial Companies, 1977-1993
------------------------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt                            Executive Vice President and Chief Investment Officer, since 1993, Executive Vice
1295 State Street                            President, 1992-1993, MassMutual
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
Joseph M. Zubretsky                          Executive Vice President and Chief Financial Officer, since 1997, MassMutual; Chief
1295 State Street                            Financial Officer, 1996, HealthSource; Coopers & Lybrand, 1990-1996
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

LIST OF SUBSIDIARIES AND AFFILIATES

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.

1. CM Assurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

2. CM Benefit Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

3. C.M. Life Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut life and health insurer, all the stock of which is owned by MassMutual.

5. MML Distributors, LLC, formerly known as Connecticut Mutual Financial Services, LLC, a registered broker-dealer incorporated as a limited liability company in Connecticut. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest herein.

6. MassMutual Holding Company, a Delaware holding company, all the stock of which is owned by MassMutual.

7. MassMutual of Ireland, Limited., incorporated in the Republic of Ireland, to operate a group life and health claim office for MassMutual, all of the stock of which is owned by MassMutual.

8. MML Series Investment Fund, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by separate accounts of MassMutual and companies controlled by MassMutual.

9. MassMutual Institutional Funds, a registered open-end investment company organized as a Massachusetts business trust, all of the shares are owned by MassMutual.

10. G.R. Phelps & Company, Inc., Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company.

11. MML Investors Services, Inc., registered broker-dealer incorporated in Massachusetts, MassMutual Holding Company owns 86% of the capital stock and F.R. Phelps & Co., Inc. owns 14% of the capital stock of MML Investors Services, Inc..

12. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for MassMutual positions in investment entities organized outside the United States. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding MSC, Inc.

13. MassMutual Holding Trust I, a Massachusetts business trust, which acts as a holding company for certain MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust I..

14. MassMutual Holding Trust II, a Massachusetts business trust, which acts as a holding company for certain MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust II.

15. MassMutual International, Inc., a Delaware corporation that acts as a holding company of and provides services to international insurance companies, all of the stock of which is owned by MassMutual Holding Company.

16. MML Insurance Agency, Inc., a licensed insurance broker incorporated in Massachusetts, all of the stock of which is owned by MML Investors Services, Inc.

17. MML Securities Corporation, a "Massachusetts Securities Corporation", of the stock of which is owned by MML Investors Services, Inc.

18. DISA Insurance Services Agency of America, Inc. (Alabama), a licensed insurance broker incorporated in Alabama. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

19. Diversified Insurance Services Agency of America, Inc. (Hawaii), a licensed insurance broker incorporated in Hawaii. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

20. MML Insurance Agency of Mississippi, P.C., a Mississippi professional corporation that operates as an insurance broker, and is controlled by MML Insurance Agency, Inc.

21. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

22. MML Insurance Agency of Ohio, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Ohio and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. through a voting trust agreement.

23. MML Insurance Agency of Texas, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Texas and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.

24. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation which operated a collateralized bond obligation fund. MassMutual Holding MSC, Inc. and Carlson Investment Management Co. each owns 99% of the outstanding shares.

25. MassMutual Corporate Value Limited, a Cayman Islands corporation that owns approximately 93% of MassMutual Corporate Value Partners Limited. MassMutual Holding MSC, Inc. owns 46.19% of the outstanding capital stock of MassMutual Corporate Value Limited.

26. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

27. 9048-5434 Quebec, Inc., a Quebec corporation, which operates as the owner of hotel property in Montreal, Quebec, Canada. MassMutual Holdings MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

28. Antares Leveraged Capital Corp., a Delaware corporation that operates as a finance company. MassMutual Holding Trust I owns approximately 98.7% of the capital stock of Antares.

29. Charter Oak Capital Management, Inc., a Delaware corporation that operates as an investment manager. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.

30. Cornerstone Real Estate Advisers, Inc., a Massachusetts equity real estate advisory corporation, all the stock of which is owned by MassMutual Holding Trust I.

31. DLB Acquisition Corporation ("DLB") is a Delaware corporation, which serves as a holding company for David L. Babson and Company, Incorporated. MassMutual Holding Trust I owns 83.7% of the outstanding capital stock of DLB.

32. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation, which serves as a holding company for OppenheimerFunds, Inc. MassMutual Holding Trust I owns 86% of the capital stock of OAC.

33. David L. Babson and Company, Incorporated, a registered investment adviser incorporated in Massachusetts, all of the stock of which is owned by DLB.

34. Babson Securities Corporation, a registered broker-dealer incorporated in Massachusetts, all of the stock of which is owned by David L. Babson and Company, Incorporated.

35. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as a registered investment adviser. David L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

36. Potomac Babson Incorporated, a Massachusetts corporation, is a registered investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.

37. OppenheimerFunds, Inc., a registered investment adviser incorporated in Colorado, all of the stock of which is owned by Oppenheimer Acquisition Corporation

38. Centennial Asset Management Corporation, a Delaware corporation that serves as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

39. HarbourView Asset Management Corporation, a registered investment adviser incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

40. MultiSource Service, Inc., a Colorado corporation that operates as a clearing broker, 80% of the stock of which is owned by OppenheimerFunds, Inc.

41. OppenheimerFunds Distributor, Inc., a registered broker-dealer incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

42. Oppenheimer Partnership Holdings, Inc., a Delaware holding company, all the stock of which is owned by OppenheimerFunds, Inc.

43. Oppenheimer Real Asset Management, Inc., a commodity pool operator incorporated in Delaware, all the stock of which is owned by OppenheimerFunds, Inc.

44. Shareholder Financial Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

45. Shareholder Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

46. Centennial Capital Corporation, a Delaware corporation that formerly sponsor a unit investment trust. Centennial Asset Management Corporation owns all the outstanding shares of Centennial Capital Corporation.

47. Cornerstone Office Management, LLC, a Delaware limited liability company that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

48. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

49. CM Advantage, Inc., a Connecticut corporation that acts as a general partner in real estate limited partnerships. MassMutual Holding Trust II owns all of the outstanding stock.

50. CM International, Inc., a Delaware corporation that holds a mortgage pool and issues collateralized bond obligations. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.

51. CM Property Management, Inc., a Connecticut real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

52. HYP Management, Inc., a Delaware corporation which is the LLC Manager for MassMutual High Yield Partners LLC and owns 1.28% of the LLC units of such entity. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

53. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO LLC, MassMutual High Yield Partners LLC and other MassMutual investments. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

54. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

55. MML Realty Management Corporation, a property manager incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Trust II.

56. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

57. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the LLC Manager of MassMutual/Darby CBO LLC MMHC Investment, Inc. owns 50% of the capital stock of this company

58. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment holds 44.91% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in this company.

59. Urban Properties, Inc., a Delaware real estate holding and development company, all the stock of which is owned by MassMutual Holding Trust II.

60. Westheimer 335 Suites, Inc., was incorporated in Delaware to serve as a general partner of the Westheimer 335 Suites Limited Partnership. MassMutual Holding Trust II owns all the stock of Westheimer 335 Suites, Inc.

61. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which Westheimer 335 Suites, Inc. is the general partner.

62. MassMutual Internacional (Argentina) S.A., an Argentine corporation, which operates as a holding company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

63. MassMutual Internacional (Chile) S.A. a Chilean corporation, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

64. MassMutual International (Bermuda) Ltd., a Bermuda life insurance company, all of the stock of which is owned by MassMutual International Inc.

65. MassMutual International (Luxembourg) S.A. a Luxembourg corporation, which operates as an insurance company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the re-maining 0.1% of the shares.

66. MassLife Seguros de Vida S.A., a life insurance company incorporated in Argentina. MassMutual International Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

67. MassMutual Services, S.A., an Argentine corporation, which operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99.9% of the outstanding shares and MassMutual International, Inc. own 0.1% of the shares.

68. Mass Seguros de Vida S.A., a life insurance company incorporated in Chile. MassMutual Internacional (Chile S.A.) owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

69. Origen Inversiones S.A., a Chilean corporation which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

70. Compania Seguros de Vida Corp, S.A., a Chilean insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company

71. Oppenheimer Series Fund Inc., a Maryland corporation and a registered open-end investment company of which Mass-

     Mutual and its affiliates own a majority of the outstanding shares issued by the fund.

72. Panorama Series Fund, Inc., a registered open-end investment company organized as a Maryland corporation. Shares of the fund are sold only to MassMutual and its affiliates.

73. The DLB Fund Group, an open-end management investment company, advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series.

MassMutual acts as the investment adviser to each of the following investment companies and as such may be deemed to control them.

1. MML Series Investment Fund, a registered open-end Massachusetts business trust, all of the shares are owned by separate accounts of MassMutual and companies controlled by MassMutual.

2. MassMutual Corporate Investors, a registered closed-end Massachusetts business trust.

3. MassMutual Corporate Value Partners, Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

4. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

5. MassMutual Institutional Funds, a registered open-end Massachusetts business trust, all of the shares are owned by MassMutual.

6. MassMutual Participation Investors, a registered closed-end Massachusetts business trust.

7. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation which operates a collateralized bond obligation fund. MassMutual Holding MSC, Inc. and Carlson Investment Management Co. each own 50% of the outstanding shares.

8. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79% , MMHC investment, Inc. owns 44.91% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in this company.

Item 27.  Number of Contract Owners

       On March 4, 1998 there were 26,153 Contract Owners in the Separate
Account.

Item 28.  Indemnification

       MassMutual directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

(a) MML Distributors, LLC, a wholly owned subsidiary of MassMutual acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1) MML Distributors, LLC is the principal underwriter of the Contracts. The following people are officers and member representatives of the principal underwriter.

                               OFFICERS AND MEMBER REPRESENTATIVES
                                      MML DISTRIBUTORS, LLC
Kenneth M. Rickson                 Member Representative                 One Monarch Place
                                   G.R. Phelps & Co., Inc.               1414 Main Street
                                                                         Springfield, MA 01144-1013

Margaret Sperry                    Member Representative                 1295 State Street
                                   Massachusetts Mutual                  Springfield, MA 01111-0001
                                   Life Insurance Co.

Kenneth M. Rickson                 Chief Executive Officer,              One Monarch Place
                                   President, and Main OSJ               1414 Main Street
                                   Supervisor                            Springfield, MA 01144-1013

John E. Forrest                    Vice President                        One Monarch Place
                                                                         1414 Main Street
                                                                         Springfield, MA 01144-1013

Michael L. Kerley                  Vice President                        One Monarch Place
                                   Assistant Secretary                   1414 Main Street
                                                                         Springfield, MA 01144-1013

Ronald E. Thomson                  Vice President                        One Monarch Place
                                                                         1414 Main Street
                                                                         Springfield, MA 01144-1013

James T. Bagley                    Treasurer                             1295 State Street
                                                                         Springfield, MA 01111

Bruce C. Frisbie                   Assistant Treasurer                   1295 State Street
                                                                         Springfield, MA 01111-0001

Raymond W. Anderson                Assistant Treasurer                   140 Garden Street
                                                                         Hartford, CT 06154

Ann F. Lomeli                      Secretary                             1295 State Street
                                                                         Springfield, MA 01111-0001

Eileen D. Leo                      Assistant Secretary                   One Monarch Place
                                                                         1414 Main Street
                                                                         Springfield, MA 01144-1013

Marilyn A. Sponzo                  Chief Legal Officer                   One Monarch Place
                                                                         1414 Main Street
                                                                         Springfield, MA 01144-1013

Robert Rosenthal                   Compliance Officer                    One Monarch Place
                                                                         1414 Main Street
                                                                         Springfield, MA 01144-1013

Melissa Thompson                   Registration Manager                  One Monarch Place
                                                                         1414 Main Street
                                                                         Springfield, MA 01144-1013

Ruth B. Howe                       Director of Continuing                One Monarch Place
                                   Education                             1414 Main Street
                                                                         Springfield, MA 01144-1013

Peter D. Cuozzo                    Variable Life Supervisor and          140 Garden Street
                                   Hartford OSJ Supervisor               Hartford, CT 06154

Maureen Ford                       Variable Annuity Supervisor           140 Garden Street
                                                                         Hartford, CT 06154

Anne Melissa Dowling               Large Corporate Markets               140 Garden Street
                                   Supervisor                            Hartford, CT 06154

(b)(2) MML Investors Services, Inc. is the co-underwriter of the Contracts. The following people are the officers and directors of the co-underwriter.

                                MML INVESTORS SERVICES, INC.
                                  OFFICERS AND DIRECTORS

    OFFICER                                                           BUSINESS ADDRESS
    ----------------------------------------------------------------------------------
    Kenneth M. Rickson                                                One Monarch Place
    President                                                         1414 Main Street
                                                                      Springfield, MA 01144-1013

    Michael L. Kerley                                                 One Monarch Place
    Vice President, Chief Legal Officer,                              1414 Main Street
    Chief Compliance Officer, Assistant Secretary                     Springfield, MA 01144-1013

    Ronald E. Thomson                                                 One Monarch Place
    Vice President, Treasurer                                         1414 Main Street
                                                                      Springfield, MA 01144-1013

    Ann F. Lomeli                                                     1295 State Street
    Secretary                                                         Springfield, MA 01111

    John E. Forrest                                                   One Monarch Place
    Vice President                                                    1414 Main Street
    National Sales Director                                           Springfield, MA 01144-1013

    Eileen D. Leo                                                     One Monarch Place
    Assistant Secretary,                                              1414 Main Street
    Assistant Treasurer                                               Springfield, MA 01144-1013

    David Deonarine                                                   One Monarch Place
    Sr. Registered Options Principal                                  1414 Main Street
                                                                      Springfield, MA 01144-1013

    Nicholas J. Orphan                                                245 Peach Tree Center Ave., Suite 2330
    Regional Supervisor (South)                                       Atlanta, GA 30303

    Robert W. Kumming                                                 1295 State Street
    Regional Pension Management Supervisor (East/Central)             Springfield, MA 01111

    Peter J. Zummo                                                    1295 State Street
    Regional Pension Management Supervisor (South/West)               Springfield, MA 01111

    Bruce Lukowiak                                                    6263 North Scottsdale Rd., Suite 222
    Regional Supervisor (West)                                        Scottsdale, AZ 85250


    OFFICER                                                           BUSINESS ADDRESS
    ----------------------------------------------------------------------------------
    Gary L. Greenfield                                                1 Lincoln Center, Suite 1490
    Regional Supervisor (Central)                                     Oakbrook Terrace, IL 60181

    Burvin E. Pugh, Jr.                                               1295 State Street
    Chief Agency Field Force Supervisor                               Springfield, MA 01111

    John P. McCloskey                                                 1295 State Street
    Regional Supervisor (East)                                        Springfield, MA 01144

    Susan Alfano                                                      1295 State Street
    Director                                                          Springfield, MA 01111

    Lawrence V. Burkett, Jr.                                          1295 State Street
    Chairman of the Board of Directors                                Springfield, MA 01111

    Peter Cuozzo, CLU, ChFC                                           140 Garden Street
    Director                                                          Hartford, CT 06154

    John B. Davies                                                    1295 State Street
    Director                                                          Springfield, MA 01111

    Anne Melissa Dowling                                              140 Garden Street
    Director                                                          Hartford, CT 01654

    Maureen R. Ford                                                   140 Garden Street
    Director                                                          Hartford, CT 01654

    Gary T. Huffman                                                   1295 State Street
    Director                                                          Springfield, MA 01111

    Douglas J. Jangraw                                                140 Garden Street
    Director                                                          Hartford, CT 01654

          (c) See the section captioned "Underwriting Arrangements" in the Statement of Additional Information.

Item 30.  Location of Accounts and Records

Until July 1, 1998, Alliance-One Services, Inc. of Kansas City, Missouri, MML Investor Services, Inc., 1414 Main Street, Springfield, MA 01144-1013 and MML Distributors, LLC have possession of the accounts, books or documents of the Separate Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder. Effective July 1, 1998, the Annuity Service Center will be relocated. MassMutual will then assume responsibility for all administrative functions. MassMutual will process all business transactions, maintain all records and respond to Contract Owner inquiries.

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

          (a)  Not Applicable.

          (b) The registrant undertakes that it will include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

          (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

          (d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

       (e) Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 3 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 3 to Registration Statement No. 333-01363 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 10th day of April, 1998.

       PANORAMA SEPARATE ACCOUNT

       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
        (Depositor)

       By: /s/ Thomas B. Wheeler*
           ----------------------
       Thomas B. Wheeler, Chief Executive Officer
       Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe     On April 10, 1998, as Attorney-in-Fact pursuant to
-------------------     powers of attorney.
  *Richard M. Howe

       As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 333-01363 has been signed by the following persons in the capacities and on the duties indicated.


    Signature                        Title                                          Date
    ---------                        -----                                          ----
/s/ Thomas B. Wheeler*               Chief Executive Officer and                    April 10, 1998
----------------------               Chairman of the Board
Thomas B. Wheeler

/s/ John J. Pajak*                   President, Chief Operating Officer             April 10, 1998
------------------                   and Director
John J. Pajak

/s/ Joseph M. Zubretsky*             Executive Vice President,                      April 10, 1998
------------------------             Chief Financial Officer &
Joseph M. Zubretsky                  Chief Accounting Officer


/s/ Roger G. Ackerman                Director                                            --
---------------------
Roger G. Ackerman

/s/ James R. Birle*                  Director                                       April 10, 1998
-------------------
James R. Birle

/s/ Gene Chao*                       Director                                       April 10, 1998
--------------
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*            Director                                       April 10, 1998
-------------------------
Patricia Diaz Dennis


    Signature                        Title                                          Date
    ---------                        -----                                          ----
/s/ Anthony Downs*                   Director                                       April 10, 1998
------------------
Anthony Downs

/s/ James L. Dunlap*                 Director                                       April 10, 1998
--------------------
James L. Dunlap

/s/ William B. Ellis*                Director                                       April 10, 1998
---------------------
William B. Ellis, Ph.D.

/s/ Robert M. Furek*                 Director                                       April 10, 1998
--------------------
Robert M. Furek

/s/ Charles K. Gifford*              Director                                       April 10, 1998
-----------------------
Charles K. Gifford

/s/ William N. Griggs*               Director                                       April 10, 1998
----------------------
William N. Griggs

/s/ George B. Harvey*                Director                                       April 10, 1998
---------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*          Director                                       April 10, 1998
---------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*                Director                                       April 10, 1998
---------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*            Director                                       April 10, 1998
-------------------------
William B. Marx, Jr.

/s/ John F. Maypole*                 Director                                       April 10, 1998
--------------------
John F. Maypole

/s/ Alfred M. Zeien*                 Director                                       April 10, 1998
--------------------
Alfred M. Zeien

/s/ Richard M. Howe                  On April 10, 1998, as Attorney-in-Fact pursuant to
-------------------                  powers of attorney.
*Richard M. Howe

REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 3 to Registration Statement No. 333-01363, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ James M. Rodolakis
----------------------
James M. Rodolakis
Counsel
Massachusetts Mutual Life Insurance Company

                               INDEX TO EXHIBITS

Exhibit 1(a) Connecticut Mutual Life Insurance Company Board of Directors Resolution establishing the Separate Account

Exhibit 3(a) Form of Principal Underwriting Agreement with Connecticut Mutual Financial Services, LLC

Exhibit 4(a)     Form of Individual Deferred Variable Annuity Contract

Exhibit 4(b)     Form of Individual Immediate Variable Annuity Contract

Exhibit 5        Form of application used with Individual Variable Annuity
                 Contracts

Exhibit 9        Opinion of and Consent of Counsel

Exhibit 10(a)    Consent of Coopers & Lybrand L.L.P., Independent Accountants

Exhibit 10(b)    Consent of Arthur Andersen LLP, Independent Public Accountants

Exhibit 10(c)    Report of Arthur Andersen LLP, Independent Public
                 Accountants